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[Registered Logo]
   Baron Funds


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                  1           BARON ASSET
                              FUND

                PERFORMANCE.................................................1

                PORTFOLIO HOLDINGS..........................................6

                NEWS........................................................7

                OTHER DEVELOPMENTS.........................................10



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                              BARON GROWTH
                 2            FUND

                PERFORMANCE................................................12

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                              BARON SMALL
                 3            CAP FUND

                PERFORMANCE &
                PHILOSOPHY.................................................18

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                              BARON
                 4            iOPPORTUNITY
                              FUND

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                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com
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                                                     THIS ANNUAL REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS



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 BARON ASSET FUND



QUARTERLY REPORT                                             DECEMBER 31, 1999



Dear Baron Asset

Fund Shareholder:

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PERFORMANCE

Baron Asset Fund 1999: good absolute performance, poor relative performance. Most of our businesses experienced good growth. Half our stocks did well; half did not.

Baron Asset Fund increased in value 16.3% per share during calendar year 1999. This performance met our Fund's stated long term annual objective, i.e., it would permit our per share value to double in less than five years. But Baron Asset Fund's relative performance in last year's momentum driven, technology and Internet led stock market was very disappointing. From April 1998 through December 1999, with the exception of a six month interim period of strong results, Baron Asset Fund's performance lagged. This is the second time during the past ten years that our Fund's relative performance has been subpar for an extended period. (The Fund nevertheless has achieved more than 7.5 times appreciation per share since its inception twelve and a half years ago, significantly outperforming the S&P 500 and Russell 2000 indexes as well as most competitive funds.)


About half the businesses in which we are shareholders, most importantly NTL, Flextronics, American Tower, Hispanic Broadcasting, CoreComm, United Globalcom, Univision, Westwood One and several other communications and media businesses achieved outstanding stock market performance results last year...many doubled or tripled in price and several increased even

[Graphs]

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PERFORMANCE
QUARTER ENDED DECEMBER 31, 1999

BARON ASSET FUND              14.0%
S&P 500*                      14.9%
RUSSELL 2000*                 18.4%

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PERFORMANCE
YEAR ENDED DECEMBER 31, 1999

BARON ASSET FUND              16.3%
S&P 500*                      21.0%
RUSSELL 2000*                 21.3%
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PERFORMANCE INCEPTION
JUNE 12, 1987 THROUGH DECEMBER 31, 1999

BARON ASSET FUND              17.6%
S&P 500*                      16.5%
RUSSELL 2000*                 11.2%

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*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.


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                       B A R O N    A S S E T    F U N D

more! Charles Schwab, the Fund's largest holding, soared in price in early 1999 and, although it gave back most of its advance later in the year, still advanced 35% in 1999. But, the rest of our portfolio, well diversified by business risk, is chock full of smaller, fast growing, well managed businesses like Ethan Allen, Saga Communications, DeVry, Apollo, Choicepoint, Robert Half, Dollar Tree, Four Seasons, Libbey, OM Group, Sotheby's and Polo Ralph Lauren, that most investors currently care little about. In several instances, stock prices of these businesses have fallen significantly during the past twelve to eighteen months while their businesses have grown a lot larger. In all cases their stock prices have under performed the growth of their underlying businesses. In the few cases where our businesses earned less than expected, e.g., Manor Care, Vail Resorts, Mirage Resorts and Sun International, even though the causes were short term and transitory and the shortfalls were modest, their stock prices fell sharply and have yet to recover. This is despite strong 2000 earnings growth prospects. Just as traders felt there was no price too high to pay for many tech and Internet stocks last year...in these instances shareholders obviously felt there was no price too low to sell. And...remarkably...so far, they've been right!

1999. Tech and Internet stocks soar...

During 1999, technology and Internet stocks achieved enormous gains, while small cap "growth" stocks outperformed "value" stocks by a record 43% vs. (1.5%). Technology businesses represent 9% of gross domestic product. Technology stocks increased as a percentage of the S&P 500 from 13% three years ago to more than 30%. Internet stocks, representing in aggregate ownership interests in deficit producing businesses, are now valued for about $1.6 trillion, about 10% of the value of all publicly traded equity securities! Were technology stocks excluded from the S&P 500 last year, that index would have increased only 3.1%. Baron Asset Fund's "value orientation towards growth" approach was clearly not in favor last year. Baron Asset Fund embraces change and invests in fast growing businesses with managements that "get it" and, as a result, will likely benefit from technological advances. But, our Fund has not invested directly in either technology or the Internet due to our dual focus on business' long term, sustainable, competitive advantages and business' valuations. The closest we've come to technology and Internet investments are our very large and very profitable holdings in broadband and wireless communications businesses benefiting from explosive demand for data transmission (the Internet), and media businesses benefiting from the great demand created by New Economy businesses trying to establish brand identity. We take the word "Asset" in our name seriously...and always will.


 ..."value" lags...


Baron Asset Fund invests in well-managed, forward looking, growth businesses only if they can be purchased at attractive prices. Thus, our "value orientation towards growth." Many value-oriented investors with very good long term results achieved modest returns or lost money last year. Included among the casualties are Sequoia Fund, Oakmark Fund and Fidelity Destiny I Fund. Even Warren Buffett's Berkshire Hathaway's stock fell in value last year, following share price declines in its largest holdings. George Vanderheiden, manager of Fidelity's non-tech, underperfoming (+5%), $7 billion Fidelity Destiny I Fund, retired at year end 1999 after a distinguished nearly 25 year career, following three years of below average results. We continue to believe that there's nothing wrong with buying a business at a good price in the stock market...if its growth prospects are strong and not well understood. Although we can't vouch for the businesses other "value" investors own, we think ours are well priced...and have great growth prospects.

Our businesses are "webifying" to accelerate their growth...

Intel's Chairman Andy Grove says, "All businesses will become Internet businesses...or they won't have a business." We agree. Virtually all our "bricks and mortar" businesses are "webifying"; they're morphing into "clicks and mortar" enterprises or using the Internet to accelerate growth and improve profitability. Their growth opportunities have not yet been recognized and accorded value by most investors. As Internet businesses and our "bricks and mortar" businesses with Internet opportunities converge, so will their valuations. It's already happening. Many Internet businesses are now falling in price while businesses "morphing" are rising! And, we don't think it's a head fake, either.

We expect Baron Asset Fund's small and mid-sized businesses with significant, long term, competitive advantages and strong growth prospects to double in size (profits and cash flow) in three to five years...and double again during the following three to five years (an eternity in Internet time, we suppose). The theory underlying our investment process is that, over time, we expect the returns we achieve for our fellow shareholders to approximate the growth of the underlying businesses in which we are shareholders. Of course, that's not always the case in the short term.

 ...and, our businesses are not only growing fast, they're mathematically inexpensive...!

In a 6.6% ten-year U.S. Treasury note, 3% inflation, 32 p/e S&P 500 world, 15-20 times after tax earnings for 15% growth businesses is cheap! "Riskless" Treasuries will repay you principal in ten years with dollars that will have about 72% of today's dollars' purchasing power. While I'm sure you'll be able to buy more computing power in ten years with those dollars, try using them to pay for college tuition, a home, food, a vacation, a car, your employees' salaries, paintings, entertainment, your retirement, etc. 15 times after tax earnings is equivalent to a 6.7% current "earnings yield" (the inverse of 15 times is a 6.7% earnings yield). But, earnings are growing, bond yields and principal repayments are not. 15% compound growth means that earnings will about quadruple in ten years which should drive equity returns. Baron Asset Fund owns many businesses valued for 8-12 times earnings


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                       B A R O N    A S S E T    F U N D

that are growing 15-20% per year; 15-25 times earnings businesses growing 20-30% per year; and 8-12 times cash flow busi-nesses growing more than 20% per year. We own "asset plays" that are growing and priced for a lot less than the current value of their assets. Our "Internet" investment, Charles Schwab, is growing 40% per year and offers the potential for us to earn eight to ten times its current market value over the next decade. We've earned about 38 times our money since our initial investment in Schwab in 1992. And, this is after Schwab's share price has fallen more than 50% since April 1999...although Schwab's business is now about 50% bigger than a year ago! Our communications and media businesses continue to offer us the potential to at least double our money in the next five years as broadband demand explodes due to increased data transmission (the Internet anytime, anywhere).

We believe our investments are as attractively priced as they've been anytime since 1990. As Merrill Lynch likes to say, "Be bullish." We couldn't agree more...at least about our stocks.

Not since 1990 has there been the general lack of interest by investors in fast growing small and mid-sized, non-technology businesses as now. Not since 1990 have stocks in such businesses been so undervalued relative to their "private market values." And not since 1990 have so many stocks been so undervalued.

The difference between now and then? Well, one of them is money. Then it wasn't available to buy entire businesses. Now it is. We are not just bullish about our businesses and their stocks ...considering their growth prospects and current valuations, both absolute and relative...but the likelihood of deals to realize these values is increasing. In short, we think both our investments that have done well and those that haven't offer our shareholders the best prospects in a decade.


Dee Dee Brooks, Sotheby's President and CEO recently called me. "What is the market capitalization of Polo?" Dee Dee wanted to know in this world of multi-billion dollar Internet stock market capitalizations. She was clearly surprised when I told her, "It's $1.5 billion, less than seven times Polo's $250 million annual license revenues, revenues that are growing about 15% per year and have little expense associated with their collection. And, of course, you get the rest of the business for free..." Polo's brand currently achieves $4.2 billion annual sales in the U.S. and just $500 million in Europe. Europe, with the same population and wealth as the United States, offers significant opportunity. In addition, Polo women's wear, now about the size of Polo men's, should be twice as big. Polo Jeans offers annual revenues opportunity of billions, many times its current annual run rate. Other Polo retail and brand extensions also offer exciting potential. And, we haven't even talked about a Polo Internet business. Well, you get the idea. What's Polo's p/e? In a 32 times S&P 500 market, Polo's shares sell for a little more than 8 times 2000 after tax earnings which should increase 15-18% per year for years to come...

Polo's shares are not alone in selling at bargain prices. A few examples?...

Choicepoint, Libbey, Sun International, Mirage Resorts, Ethan Allen, Choice Hotels, OM Group, Sotheby's, Education Management and Manor Care all sell for 8-15 times current year after-tax operating earnings. All have the potential to increase earnings at least 15-20% per year. Eight of the above mentioned businesses are likely, in our opinion, to increase core after-tax operating income 20-25% per year for a sustained period.

Despite long term, consistent 20-25% annual earnings growth, Apollo, DeVry, Robert Half, Four Seasons and Dollar Tree all sell for 20-25 times current year earnings. The share price of Dollar Tree during the past year was little changed. Four Seasons' stock price has underperformed its business during the past eighteen months. The stock prices of the others fell sharply last year.

The share prices of Vail Resorts, Premier Parks, Southern Union and SFX Entertainment, businesses normally valued based upon cash flows and assets, are 30-50% below peak prices achieved during the past year and a half despite bright prospects.


But, why can't cheap, fast growing, non-tech stocks stay cheap? Where's the catalyst?

Cheap stock prices. Fast growth. Lots of money available. We think that's the tinder. The spark? In this world of instant information dissemination through the Internet...news will be the spark to light the fire. Robert Half International's share price declined sharply last year for two reasons. The company's rate of growth slowed early in the year when it became more difficult finding candidates to fill its professional job orders. Investors were concerned, as well, that job boards had become a competitive threat to this very profitable, fast growing business. During the third quarter, it should have been clear to analysts that Robert Half's business was beginning to grow more rapidly due to its initiatives, both real world and virtual, to obtain more candidates. It should also have been clear that this forward-looking company in the heart of Silicon Valley had a bunch of intriguing Internet initiatives itself. When Robert Half disclosed third quarter results, its share price began to increase. When it disclosed its fourth quarter results in January and at the same time provided a more expansive discussion of its Internet initiatives, its stock price rose 80% in a few weeks as several analysts began to recommend its shares. This same potential, the opportunity to make big returns when favorable news creates instantly changed perceptions and valuations, is available throughout our portfolio...over...and over...and over again. It happened with Robert Half in January. It happened with American Mobile Satellite yesterday when The Wall St. Journal technology reporter favorably compared American Mobile's wireless data service to Bell South's Blackberry. American Mobile's stock price jumped sharply. It happened with Learning Tree today when the com-


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                       B A R O N    A S S E T    F U N D

pany's earnings results surprised most analysts. Its stock price also jumped sharply. We think it will happen a lot more this year to a lot more of our stocks.


Many of our businesses are busy buying back their stock...or thinking about "going private" transactions...


Many businesses in which we are shareholders are taking advantage of their low share prices to repurchase millions of shares. And they're spending hundreds of millions of dollars to do so...presumably at prices their executives find too tempting to ignore. Share repurchases are based usually upon managements' collective judgements of their business' current values relative to cash flows, earnings, asset values, balance sheets and current outlooks. It is, of course, comforting to know that business "insiders" believe their businesses are worth significantly more than their share prices. It is even more exciting to believe, as we do, that not only are current business values significantly higher than share prices, but these businesses are GROWING each and every day and becoming ever more valuable! Cheap and growing. In the past, that's always been a winning combination.


Apollo Group, Mirage Resorts, Robert Half, Choice Hotels and Manor Care each repurchased millions of shares last year and each spent more than $100 million doing so. Manor Care, in fact, spent $180 million in its buyback program last year. All have further share repurchase authorizations. Manor Care just authorized another $100 million buyback. Libbey, a smaller business, probably has bought more than $50 million of its shares and is also continuing to buy back its stock.

Sun International began to repurchase its shares in the open market after its stock price fell by two thirds in a few months. Sun's share price had traded between two and three times higher from September 1996 through September 1999 than the $153/4 trough it reached in January 2000. Sun International's huge price decline was caused by a confluence of events, including, among other things... (1) management announced a year long closing for reconstruction of its Paradise Island golf course; (2) management failed to restore slot machines on time on its casino floor in Atlantic City last summer following an extensive facility remodeling; (3) last fall's hurricane impacted its guest occupancies and management failed to adequately explain to analysts that this loss was fully covered by business interruption insurance and was likely to be short term in nature; and (4) the impact of Millenium induced travel jitters. Finding its share price too enticing to ignore, a group including its management is attempting to bring Sun private at $24 per share, less than 10 times estimated 2000 after tax earnings per share and 7 times cash flow! This is surprising since such businesses ordinarily command 10 times cash flow multiples or more. In fact, Sun has purchased businesses at 10 times cash flow...and has had the opportunity to sell businesses at more than 10 times! Its Indian Ocean property management contract and Mohegan Sun resort management contract, neither integral to the long term prospects of Sun's business, could probably be sold for 10 times at present, more than $450 million, $15 per share. That amount alone is significantly more than the approximately $360 million being offered to purchase the nearly 50% of the company publicly owned by minority shareholders. In addition, Sun has the potential to increase its Paradise Island resort's annual operating earnings 50% in the next few years. Further, Sun has significant investments, millions and millions of dollars, that are not yet income producing but that provide its shareholders with "hidden value." Clearly, this is not an opportune time to be forced to sell Sun's shares to a control group in a going private transaction.

We expect to see more of these "going private" attempts due to depressed share prices. We think it unlikely they'll be successful at such depressed levels but expect their efforts to highlight values.

Baron Asset...a long term investor in fast growing businesses purchased at value prices...not a trading focused, 100% plus annual portfolio turnover, IPO and pre-IPO oriented, 40-50% tech concentrated fund...

Baron Asset Fund is a long term investor (we own shares in businesses for years, not months, e.g., Charles Schwab, Robert Half International, NTL, Flextronics, CoreComm, Hispanic Broadcasting, Mirage Resorts, DeVry, Saga Communications and American Tower) in a diversified group of well managed, fast growing, unique and very profitable small and mid-sized businesses. The businesses in which we are part owners operate within fast growth industries affected by different economic variables. As a result, these businesses are valued by investors using varied parameters, e.g., multiples of cash flow, multiples of after tax earnings, discounts to asset values, present value of future income and, in the case of media stocks, multiples of free cash flow. Since our businesses are growing strongly and their stock prices are cheap, our long standing goal to double our shareholders' money every three to five years and to reach $100 per share value for Baron Asset Fund before the end of 2002 remains unchanged. Of course, we can obviously not guarantee we will be able to reach our objective...but, if we don't, it will certainly not be for lack of effort.

i STRATEGIES "It's hard to think of a business category in which the Internet won't have an impact..." Bill Gates, Business @ the Speed of Thought

Robert Half International begins to benefit from significant web initiatives...


Specialized temporary staffing provider Robert Half International's executive offices on Sandhill Road, Menlo Park, California are probably as close to the epicenter of Internet country as possible. With little fanfare and no promotion to investment analysts, Robert Half has been spending heavily, probably more than $40 million per year, on its web efforts. Web spending, about 2% of corporate revenues, does not include the 3% of sales the company has been spending annually on media impressions for years and years. And, web spending is beginning to pay off. Hundreds


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of thousands of "unique visitors" (job candidates as well as business clients)
visit the Robert Half site each month. The web has become one of the top three sources for Half's candidates. In fact, more resumes are posted on the company's site already than are obtained by Half's bots and spiders searching job boards. Bots to search job boards will be available to Half's 4400 recruiters in all 272 nationwide offices in the first half of 2000. In May 1999, Half's robust MicroJ data base began to provide its recruiters with shared rich profiles on hundreds of thousands of candidates. MicroJ includes candidate interviews and reference checks. MicroJ and web candidate sourcing are great recruiter productivity enhancing tools. This year, more client facing elements will be added. After growing its income 40% per year since we became shareholders in 1991, Robert Half's growth slowed in early 1999. Half's growth rate increased in mid-year 1999 as a number of initiatives, the addition of 400 recruiters and the rollout of web tools to its staff among them, began to impact results. When Robert Half is more forthcoming with metrics describing the success of its web investments and initiatives, we expect investors to not only become less concerned about job board threats to Half's business, but also become enamored by this company's prospects...and valuation.


 ...and virtually all our other businesses have significant revenue enhancing, cost reducing Internet initiatives, as well...


Charles Schwab, the leading on-line brokerage firm with $746 billion customer assets, continues with missionary zeal its efforts to create a full service brokerage firm with an Internet backbone for its core baby boomer clientele. Schwab continues to add services for its customers that give it the ability to advertise it is "making its customers smarter investors." Its proposed acquisition of U.S. Trust will enable Schwab to offer its wealthier clients trust and private banking services, all its clients research and management services. That should increase client retention, boost Schwab's revenues per dollar of client assets and, of course, increase Schwab's profitability.


Apollo's rapid expansion of its on-line, degree granting University of Phoenix has apparently begun to accelerate the revenue growth and add appeal to UOP's "bricks and mortar" schools... and boost physical UOP's operating margins. The "viral" impact on its more traditional business seems the result of greater promotion and appeal to students who found physical attendance impractical for all courses but possible for some.

In early February 2000, after working for nearly a year to develop an on-line strategy, Polo Ralph Lauren announced a "lifestyle" luxury portal joint venture with NBC and two affiliated NBC companies, NBCi and Value Vision. Initially, apparel and home goods will be emphasized. Travel is potentially a large category. Polo will own half the venture. The NBC affiliated companies will contribute $200 million, $50 million in cash, $150 million in advertising time discounted 15% from rate card, provide fulfillment and own the rest.

Polo's freestanding stores will be integrated to service on-line customers and its outlet stores will be used to clear excess merchandise. Polo will also receive 10-15% royalty revenues on annual retail revenues in excess of $75 million. Polo's more typical royalty arrangements provide fees of 7% based on wholesale sales.


Choicepoint is making its customers, e.g., businesses, government and insurance companies, more informed about the individuals and businesses with whom they're conducting business by providing robust database information through the Internet... Database information services that will improve the abilities of commercial interests to be more effective marketers, government to prevent fraud, and individuals to be more informed about their service providers are coming...cost effectively through the Internet.

Sotheby's, through its sothebys.com and sothebys.amazon.com, allows its 4700 independent, worldwide dealer network to sell on-line their art, furniture, antiques, first edition leather bound books, jewelry, coins, stamps and other collectibles to individuals and other dealers in distant locations. Millions can now purchase unconstrained by physical locations compared to several hundred thousand, wealthy customers of Sotheby's physical auctions. The potential for Sotheby's on-line auctions? Amazon believes it's probably more than $20 billion annual on-line auction revenues compared to $2.2 billion "bricks and mortar" revenues each for Sotheby's and Christie's. Sotheby's on-line businesses, just a couple of months old, are already gaining "traction." More then 50% of items listed on both sothebys.amazon.com and sothebys.com sites are sold. This represents a higher close percentage than eBay's site and probably three times the close rate on amazon.com's own auction site. The price point? More than $500 on sothebys.amazon, over $1000 on sothebys.com. eBay's price point in its consumer to consumer on-line flea market averages $40 by way of comparison. This is great testimony to the power of the Sotheby's name. In addition, merchandise on the sothebys.com site is now growing daily. We estimate 20-25,000 unique visitors per day visit the sothebys.amazon site, 10-15,000 per day visit the sothebys.com site. Other higher priced on-line auctions so far have been notoriously unsuccessful. Please see NEWS section for a discussion regarding recent developments with Sotheby's and Christie's.


Ethan Allen's owned stores and franchised dealers offer no channel conflicts for the sale of its furniture through the Internet. The company can offer one price to its customers regardless of where an item of furniture is purchased and it can use its dealers and stores to deliver and service goods purchased in virtual markets.


Westwood One...traditional media businesses are benefiting from very strong demand from Internet companies for advertising minutes to establish brand presence. Strong demand is pushing radio ad rates sharply higher and giving Westwood One an opportunity to swap advertising time for equity in New Media


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                       B A R O N    A S S E T    F U N D

businesses. Westwood One recently traded sports event "notionals" for $10 million equity in CBS Sports Line, such as "...from the CBS Sportsline scoreboard..." or "...this half time program is brought to you by CBS Sportsline..." More such deals are likely. Westwood One's helicopter traffic reports for radio stations were purchased in a $10 million advertising, two year, non-exclusive deal by Mapquest, a content business recently acquired by America On Line. Mapquest will use Metro's traffic content on its own web site. Wouldn't it be nice to receive real time advice on traffic congestion and recommended routes in your car on your way home or to the airport? That's coming over the Internet anytime, anywhere and Westwood One's Metro Networks' traffic helicopters will provide the content.

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Portfolio Holdings

Education


Apollo Group's University of Phoenix considers accelerated on-line school expansion...

Apollo Group's University of Phoenix is the nation's largest accredited degree granting university. Apollo has more than 85,000 students, including 11,000 on-line. Apollo is also the nation's largest on-line degree granting institution. And, barriers to entry? Accreditation and institutional reputation coupled with infrastructure for course development, student recruitment and marketing make this for profit business insular. Apollo's 400 "enrollment counselors" principally call upon large companies which offer continuing education to their employees. Apollo's typical student is an individual age 35 with household income of $56,000 per year already who is unable to advance further in his or her career without a college degree. More than 59% of UOP students receive at least partial tuition reimbursement from their employers, the likes of Motorola, Intel and AT&T. DeVry recruits principally graduating high school seniors for its colleges. In contrast, DeVry offers coursework that often requires hands on, physical presence, e.g. computer programming, engineering and telecommunications. DeVry promises you a degree and a job afterwards.

There are 15 million college students, 40% of whom are more than 24 years old, Apollo's target market. In Apollo's most mature market, .3% of the population attends its schools. If Apollo were able to achieve that penetration in all its current markets, its student population would exceed 800,000.


Apollo's UOP enrollments have been growing more than 20% per year, high teens in 16 mature markets, very fast on the 12 campuses opened during the past two years, hopefully very fast on the 4-6 new campuses scheduled to open each year and 35-40% per year on-line enrollments. Apollo's current earnings are being penalized by about $9 million per year from campus startup expense. Despite this expense, Apollo's margins should increase from their current 18.6% pre tax levels to 25% over the next 5-6 years as new students are added to existing classes and tuition is increased 3-4% annually.

Apollo thinks on-line enrollments could be increased 60% per year but at greater cost to current earnings. It is therefor considering a "tracking stock" to separate its on-line and physical campus businesses. The $85 million revenues, 20% pre tax margin, fiscal 2000 UOP on-line business plans to increase its enrollment from 11,000 at present to 14,000 at year end. As an on-line tracking business, UOP on-line could spend its entire earnings (without investor penalty) to boost its enrollment growth from 35% per year to 60%. It would probably then be valued as an Internet business for $850 million to $1 billion, 10 times those revenues. If UOP on-line is able to reach 100,000 students in five years, its revenues would then approximate $1.2 billion, its pre tax profits $300 million and its market value, based on a multiple of 20-25 times those after tax profits, $4-5 billion. UOP's physical campus enrollment could reach 150,000 over the same time period, revenues $1.5 billion, pre-tax profits $350-400 million and its market value also $4-5 billion. If, instead, Apollo decides to continue its current growth program, UOP campus and on-line enrollments could reach 200,000 students in aggregate in 5 or 6 years, revenues $2 billion, pre tax profits $500 million and market value $6-7 billion. Either way, a home run from Apollo's current market value of $1.6 billion.


Utilities

Citizens Utilities plans to buy a lot of rural telephone lines. Expects line growth to accelerate. High speed DSL internet access just one of many new, highly profitable services to be provided.

Betting on people. We do it a lot. "We invest in people, not just buildings," I have often noted in our quarterly shareholder reports. From George Blumenthal and Barclay Knapp of NTL and CoreComm to Steve Dodge of American Tower to Steve Wynn of Mirage Resorts to Max Messmer of Robert Half International to David Pottruck of Charles Schwab to Michael Marks of Flextronics to Jerry Perenchio of Univision to Ron Taylor of DeVry. And our list goes on...and on...and on. Investing with successful people...winners...honest, hardworking, bright entrepreneurs who are not only successful time and again but, who regard their shareholders...and their fellow employees and community...as "partners" and treat them that way. That's what we're looking for. That's what we think is necessary for success. Leonard Tow, Chairman of Citizens Utilities, is certainly on this list.

Leonard, age 70, is not one of our youngest chief executives. But, he is one of the most successful. He personally owns cable television provider Adelphia's shares having a current market value of more than $2 billion. He received these shares from selling his Century Communications in which we also had a very, very profitable investment. Leonard was also the controlling shareholder in Centennial Cellular. We also made a giant return as a

                       B A R O N    A S S E T    F U N D

shareholder of Centennial when that business was sold. And Leonard is the controlling executive in Citizens. When I recently asked Leonard why he didn't own a larger percentage of Citizens personally, he explained that he was already rich enough and he was working with Citizens to help all the people who had been so responsible for his success, not so much for himself. We're large shareholders in Citizens because we're betting on Leonard and the more youthful, but successful in their own right, executives Leonard has recruited (and, worked with previously) to build this business.

Citizens had been a utilities holding company that owned gas, electric, water and rural telephone businesses. Citizens recently completed the sale of its water utility for an exceptionally attractive price and is in the process of negotiating the sale of its gas and electric businesses. Leonard and his management team, including President and COO Rudy Graf and VP Strategic Planning Scott Schneider, will use the estimated $2.5 billion gross proceeds from these sales to purchase rural telephone businesses. There are apparently multiple bidders for its gas and electric utilities, but, unfortunately, Citizens probably could have received somewhat more for these businesses a few months ago before interest rates had risen as much as they have. On the other hand, Citizens can probably use the proceeds to purchase telephone businesses for less than before interest rates had risen as much as they have. Following the announced purchase of several GTE and U.S. West rural phone systems, Citizens will provide service to 1.9 million access lines.

Large telephone companies are selling their rural telephone businesses to concentrate their efforts on the phone businesses that matter to them...large urban systems. Were these telcos to double or triple the profits of their rural systems, it would not have a noticeable impact on their aggregate profitability. As a result of their relative insignificance to the very large telcos, rural systems being sold have generally been undermanaged. Rural telephone properties owned by Qwest/U.S. West and Bell Atlantic/GTE are slated for divestiture offering Citizens acquisition opportunities. Citizens goal is to reach 5 million customer lines in the near term, a lot more over time.

What's the strategy once these phone companies are acquired? With moderate capital expenditures and very aggressive marketing to increase second line penetration per household, just 6% in GTE markets, 10 points less than it can be in the near term. And, of course, to add high value services for its customers. High speed DSL Internet access offers great opportunity, but so do the less glamorous caller ID, call forwarding, call waiting, etc. They'll all be aggressively marketed to Citizens' new phone companies'customers. And, an "edge out" strategy of offering these services to adjoining markets as a competitive local exchange will follow.

What is Citizens' current valuation for telephone businesses dominant in their markets with great growth opportunities? Following the sale of its gas and electric utilities and the announced purchase of the GTE and U.S. West rural phone businesses, Citizens will have less than $1.5 billion in net debt. The market value of its 275 million fully diluted shares plus this debt less the $800 million value of its majority owned CLEC Electric Lightwave, is $4.9 billion. With no further acquisitions, Citizens' EBITDA cash flow this year could approximate $780 million and could reach $1 billion in 2001. Accorded a ten multiple then, a reasonable expectation we believe, Citizens' share price could at least double, a twelve multiple would give us nearly a triple...and that's before any additional acquisitions.

--------------------------------------------------------------------------------
News

London's Financial Times reports allegation that Christie's illegally fixed art commissions with Sotheby's and received "amnesty" from U.S. Department of Justice by agreeing to cooperate with investigation.

We attempt to invest in fast growing, very profitable businesses managed by highly motivated, intelligent, hardworking, ethical managers. Sotheby's focus on its reputation for integrity, great expertise and impartial advice has been repeatedly stressed to us during our conversations with their executives. During 1998 one entire two hour visit with a Sotheby's executive was devoted to a discussion of their extraordinary efforts to assure that Sotheby's had adequate safeguards to prevent national art treasures of Italy from being smuggled and sold at auction. Sotheby's was the first large auction house to recognize the important issues associated with Holocaust art. It has repeatedly rejected for auction art with uncertain or questionable provenance. The company's efforts over the years to burnish its reputation for expertise and enhance its reputation for fair dealing are unquestioned. The Justice Department's investigation of art industry pricing and practices has been ongoing since 1997. This investigation has been disclosed in the firm's 10-Ks. We have had discussions with Sotheby's about this investigation both prior to our initial investment and since. We have been assured by its management that Sotheby's has complied with all government requests for information and that its business practices should make it highly unlikely that Sotheby's would participate in any untoward activities. Since Alfred Taubman acquired control of Sotheby's in 1983, all Sotheby's employees have been sensitized by the firm's executives and outside legal counsel that discussions with competitors about pricing decisions are illegal and absolutely prohibited. Pricing is a decision that is Board ratified and supported only by economic criteria. Thus, we were surprised, puzzled and disappointed by the article in the Financial Times.


Also puzzling. Sotheby's and Christie's have been bitter rivals and arch competitors for more than two hundred years. They seem not just to dislike and distrust each other...they seem sort of like two warring mideastern factions whose prejudices have been passed on from one generation to the next. They couldn't even

                       B A R O N    A S S E T    F U N D

agree in an industry forum on how to approach U.S. governments to obtain capital gains tax treatment for collectibles. And they compete aggressively not just for collections by offering extraordinary marketing packages, but also for employees...several experts in recent months have left Christie's for Sotheby's. The gloating about market share, one vs the other and employee hires is readily apparent in even a cursory reading of their press releases.

Regardless, Sotheby's has stressed that it is committed to upholding and adhering to the highest ethical standards in its business conduct and practices. We are certain that whatever it takes to do this and reassure its customers, employees and shareholders will be done. Although we can obviously not be certain if an individual or individuals at Sotheby's have violated antitrust regulations, if they have, we do not believe the 255 year old business will incur liabilities that are significant relative to either its current or potential value.

Recent results at sothebys.amazon.com and sothebys.com collectibles sites have been above expectations. sothebys.amazon.com collectibles site for items with an average sales price of $500 was started in November; sotheby's.com site for higher priced art, jewelry, antiques and collectibles with an average price of $1000 or even higher was launched January 11. One of six remaining copies of the Declaration of Independence, with an estimated auction price of $4-6 million, is included as a traffic builder. The sites have proven the concept of both retail sales commissions and that higher priced items can be sold on-line. There are numerous issues that must still be solved (as there are in any new business): how to get more dealers to sell on both sites; why are there two sites, not one; how to get more traffic from amazon.com to the sothebys.com site, etc. But, most importantly, as we describe in i STRATEGIES, traffic on both sites is substantial and inventory for sale on both sites is growing.

Recent results in the art business?... "Business is fantastic!" reported Jeff Deitch, head of Jeffrey Deitch, a large contemporary art dealer partially owned by Sotheby's. In many cases, Jeff was happy to report, art prices of "name brand" contemporary artists of the '50s and '60s, Warhol, Jasper Johns, deKooning, Rothko, et. al., have nearly reached prices previously attained by works of the great artists of the '20s, e.g. Picasso, et. al.. And, Jeff goes on, exciting new artists of the '90s are coming into their own, making contemporary art again a dynamic market. Of course, higher art prices, all else equal, mean higher auction fees and profits for Sotheby's.

Following years of difficult negotiations between the French government and the non-French auction houses including Sotheby's and Christie's, the French market for art and antiques is being dramatically overhauled. Sotheby's opened an elegant auction facility staffed with experts to source and advise its customers about two years ago but has been frustrated by existing legislation that prevents non-French owned institutions from auctioning property. The French Parliament and Senate initially passed legislation last fall intended to eliminate these prohibitions. Final discussion is now occurring in the Parliament, approval is expected in a matter of weeks and implementation should occur by summer. This is a big deal for both Sotheby's and Christie's. The French market probably represents about 6% of the world art market but should be a lot more. It's been closed to foreigners for more than 600 years. Sotheby's has been bearing the expense of entering this market for more than two years with modest revenues to offset this expense.

Charles Schwab announces the acquisition of U.S. Trust, provider of wealth management, estate and trust services to the wealthy...


On January 13, 2000, Schwab announced it would acquire the august U.S. Trust Corporation. U.S. Trust was founded in 1853. U.S. Trust is a strong growth business in its own right, and its core clientele, individuals with investable assets greater than $5 million, are among the most rapidly growing U.S. demographic. It holds a unique franchise in the national wealth management market providing fiduciary services including private banking and trust and estate services to its relatively wealthy clientele. Schwab's 6.6 million accounts average about 47 years old and hold about $110,000 assets in their Schwab accounts. Of Schwab's clients, however, about 170,000 hold over $1 million in their accounts. The large percentage of Schwab's customer assets held by wealthy individuals could be vulnerable to competition. U.S. Trust should provide these clients with additional services that we expect to help Schwab improve client retention (Schwab now loses about 6% of their existing accounts each year, a very strong result for this 40% per year customer assets growth business). In addition, U.S. Trust's research should help all Schwab's clients become "smarter investors." Schwab should be able to add technology to U.S. Trust's business to improve its efficiencies. It should also be able to obtain additional brokerage commission business from U.S. Trust's clientele.


I left law school with one semester to complete in the summer of 1969 determined to work on Wall Street. I was nearly $15,000 in debt, had less than $600 cash and began to live in the basement of one of my high school friends and his wife. I relied upon them not just for a roof over my head, but also for my meals. My prospects for obtaining a job as a securities analyst did not appear especially bright. About half the 5,000 members of the NYSSA were then unemployed, the aftermath of the nearly year long 1969 bear market. Undeterred, after about a four month job search, I somehow persuaded Tony Tabell and Bob Simpkins, principals in a regional money management and brokerage firm, to hire me as their analyst...for $15,000 per year, what seemed to me then a princely salary. Tony, my first research mentor, has since retired and, about seven years ago, Bob sold their firm to U.S. Trust. In 1993, Bob's Princeton, New Jersey firm had about $700 million customers' assets under management. The firm's growth had slowed because of both structural issues and the

                       B A R O N    A S S E T    F U N D

one-dimensional nature of its money management services. Following the firm's purchase by U.S. Trust, wealth management, trusts and estates, fiduciary services and marketing were added to Bob's business...which has since more than quadrupled to about $3 billion customers' assets.

Upon reading the press release about Schwab's purchase, I immediately phoned Bob. "I'm delighted that you've finally decided to work for me," I teased my friend. "I've known I would for a long time...but only after you finally cut off that silly looking fu manchu mustache," he responded.

Vail Resorts opens huge terrain expansion, Blue Sky Basin. Blowout sales of condo units in Bachelor's Gultch.

On January 6, 2000, Vail Resorts opened the aptly named Blue Sky Basin, the largest U.S. ski area expansion in a decade. Blue Sky Basin is immediately adjacent to and faces north into Vail's Back Bowls. It had taken Vail nearly ten years to obtain environmental approvals to develop Blue Sky Basin. Talk about barriers to entry! Blue Sky Basin encompasses 2000 acres with 800 acres of skiable terrain. Before opening Blue Sky Basin, Vail Mountain, already the largest ski resort in the United States, comprised 5000 acres. Aspen's Ajax Mountain, by comparison, offers 675 skiable acres in its entirety. In addition to spectacular views of jagged mountain peaks 50 miles distant, Blue Sky Basin offers intermediate and advanced skiers groomed trails through trees, a unique experience. In answer to our oldest college student son's question, "How much did this cost? And, how long will it take to earn it back?" we were told, "$17 million and less than four years." The last two expansions at Vail increased skier visits 17% and 16% during the following two seasons. Since Blue Sky Basin opened, Vail's experience is running true to form. Skier days are ahead double digits and realized rates are providing very strong comparisons as well. An extra 200,000 skier days at $50 contribution per day would give the resort a very fancy return on investment, indeed.

For Vail to spend $500,000 per room to build a Ritz Carlton in Bachelor's Gultch, adjoining its Beaver Creek resort, would not be economical. Vail Resorts instead decided to sell twenty two $3 million condos on top of the planned hotel to defray per room costs. Vail hoped to sell the apartments over the course of a year. Demand for the $950 per square foot selling price units was so strong, however, that all were sold in a single day! Vail was also able to require purchasers to accept Vail contracts of sale with no negotiation and show up with cashiers' checks for a substantial portion of the purchase price. 95 individuals bid for 22 apartments in a lottery producing $65 million proceeds to Vail! In addition to the Ritz in Bachelor's Gultch, another glitzy hotel...possibly a Four Seasons? could open within three years in Vail's Lion's Head village. And, there's lots more expansion and face lift scheduled for this resort. The challenge over the next five to ten years? More housing. And, not just at the high end. We need Marriotts and Hyatts and Comforts and Sleep Inns (the last two obviously Choice Hotel brands). Vail has to become more affordable for everyone, not just the wealthy. Other resorts cannot build a better mountain. Vail is the best mountain to ski in the United States. The town of Vail is improving already...and, it's only going to get better...a lot better.

Although there's now lots of snow at Vail, the last two Christmas holidays were unseasonably warm. And, this year was further impacted by concerns about traveling at the Millenium. Vail Resorts has spent nearly $200 million on its properties during the past three years and, due to freakish weather and the Millenium, hasn't yet had the opportunity to earn a "normal" return on that investment. We continue to expect Vail to increase its "normalized" $125 million annual cash flow (this year it will probably be $100-105 million) to $200 million over the next several years. Further development of Vail's resorts in booming Colorado and counter seasonal expansion should allow Vail to double its cash flow again during the following half decade. It's snowing in Vail. The conditions are fantastic. Try to get there this year. And, don't forget to use your Baron Cool Deals to defray the costs.

Our other businesses continue to report favorable trends...

While analysts expected Flextronics to achieve $6.5 billion in revenues in March 2001, Michael Marks, that company's dynamic chairman, recently reported that $8.5 billion is achievable this year. Five years ago, when we initially invested in Flextronics, its annual revenues approximated $500 million. Since Michael is historically prone to underpromise, we wouldn't be shocked if Flextronics once again reports results that are above analysts' expectations. "No end to our growth is in sight," Michael recently reported to us. Part of the reason for this company's phenomenal growth, of course, can be attributed to the high quality, low cost manufacturing services for technology products it provides worldwide. I believe an equal part can be laid directly at the doorstep of Michael. When other companies send marketing executives to deal with top executives from Motorola, Microsoft, Hewlett Packard and Ericsson capable of awarding contracts worth hundreds of millions of dollars, Michael shows up representing Flextronics. And, he knows what he can deliver and he figures out how to get it done if at first it may seem improbable. And, on these big deals, just who do you think the clients would rather talk to...Michael or his competitors' marketing executives? Baron Funds has been either Flextronics' largest or second largest shareholder for several years and has earned many fold our initial investment to date...and should earn a lot more over the next few years. Michael is already talking about another potential fourfold sales increase.

DeVry's revenues and earnings increased 23% in the December quarter while fall '99 enrollments gained 13%, very strong results. This continued enrollment strength is particularly impressive since it is being achieved despite DeVry's efforts to raise admissions standards. DeVry is accepting only 80% of applicants this year vs. 92% four years ago. Greater selectivity on admissions will contribute to higher student retention, lower student acquisition costs and should help DeVry reach its 50%


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                       B A R O N    A S S E T    F U N D

graduation rate goal (vs. the national average of 40% for all post secondary students). More and higher quality graduates should further enhance DeVry's already strong reputation with employers.


The strong economy, which some feared might make enrollment tough to come by, has not affected DeVry which has seen positive growth at every one of its campuses. The new New York campus has been a particularly stellar performer, with the school exercising an option for an additional 150,000 square feet after only one year in operation, a year ahead of schedule. This year will see two openings: a third Chicago campus in July 2000 and in November, DeVry will enter Florida where an estimated 200,000 high tech jobs will await its Orlando campus graduates.

In the past, one of the principal limits to DeVry's new campus startups has been its reliance on homegrown talent to insure the consistent start up and successful management of these schools. As the base number of schools in the DeVry system increases from its current 17 and its management talent increases as well, new campus growth should increase from historic levels of one every 18 months to its current two per year to three per year before 2003.

Other exciting opportunities for DeVry: (1) The rapid growth of its one year IT diploma program targeted at working adults with degrees who are looking for career change opportunities. IT has over 1000 students in only six locations rolled out to date. (2) Keller Online, which allows Keller graduate students the convenience of a "clicks and mortar" format, combining both classroom and Internet instruction to accelerate the time necessary to earn a degree. (3) The introduction of both a CD ROM and online version of Becker Conviser CPA review course.

--------------------------------------------------------------------------------
Other Developments

Baron Cool Deals: The Power of Cool

My grandfather emigrated to the United States from Russia in 1912. Forty years later, he purchased and managed a candy store in Brooklyn, New York. My grandfather would never have considered setting foot in the rival candy store around the corner. And, he certainly would never have purchased anything from that competitor...under any circumstances. He believed the owner of that store was his mortal enemy. The nearly 500,000 shareholders of Baron Funds are really part owners of all the businesses in which our Funds are shareholders...this is because our shareholders must "look through" our Funds to see what they own. The performance of your investment in Baron Funds will ultimately be determined by the results of these businesses. In the same way that my grandfather understood that it was not good for him to buy from his competitor, it's better for you, our shareholders, to patronize the businesses in which you are part owners than to do business with our competitors. So...when you think about a great ski vacation, think Vail, Beaver Creek, Breckenridge and Keystone. When you think of a Caribbean getaway, think The Atlantis on Paradise Island. When your nephew graduates high school and is seeking technical training, a college degree and a virtually assured job afterwards, think DeVry or Education Management's Art Institutes. When you think blue jeans, buy Polo. When you're traveling on the highways, think Choice Hotels...and for the utmost in luxury in the great cities, think Four Seasons. For a terrific car or truck rental deal, think Budget. When you want to buy with assurance collectibles on line, think sothebys.amazon.com...for higher priced art, antiques and furniture, try sothebys.com. "Let the on-line auctions begin." We think you're gonna' love XM Radio's 100 satellite radio channels. Well, you get the idea. The better our businesses do, the better our stocks do, the better you do. Baron Cool Deals, special discounts and promotions offered by our businesses exclusively to our shareholders, will be provided through our web site, baronfunds.com. Of course, Baron does not and will not receive any compensation for this service.

You just never know when your Baron Funds' t-shirts may provide you a "door opener"...


Each year Baron Funds gives its shareholders who attend the annual Baron Investment Conference a complimentary commemorative t-shirt. Complimentary t-shirts are also available to our fellow shareholders who are unable to attend...just send us your email address, your shareholder account information and your "bricks and mortar" address. This year's t-shirt, featuring an artist Red Grooms' New York City street scene and Billy Joel's autograph (The Piano Man surprised our shareholders with an hour and a half lunchtime performance this year...at no expense to the Fund or our fellow shareholders, of course), was an especially big hit.


One of our chief financial officer's good friends, a long time Baron Funds' shareholder, lives in Portland, Oregon, and was unable to attend this year's meeting. She called to ask if Peggy could please send her two t-shirts. "We received your wonderful t-shirts and really enjoy wearing them," she emailed. "We recently spent a long weekend about seven hours north of Portland...really in the middle of nowhere. We stopped for lunch at a small motel where a bunch of tattooed, motorcycle riders were drinking beer at tables on the front lawn. When the biggest, bulkiest, most tattooed biker spotted me in my Baron t-shirt he yelled, 'Hey! I own Baron Funds, too!' " Baron Funds...investment banker to the bikers...that's us. You just never know.


Thank you for investing in Baron Asset Fund.


We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, a new home or your retirement is a most difficult decision. It has probably recently become even more difficult since advice provided by the media, your friends and trusted financial consultants is often conflicting. The huge stock appreciation achieved in

                       B A R O N    A S S E T    F U N D

the past few years that has been driven by technology and Internet stocks is multiples of what has ever been previously achieved...leading many traders in these stocks to begin to worry about losing their "paper profits." Baron Asset Fund's investment thesis is relatively uncomplicated. Baron Asset Fund invests for the long term in growth businesses purchased at attractive prices. Purchasing stocks at good prices limits risk, we believe. As we outlined in this report, we attempt to invest in businesses that we believe will double in size and profits or cash flow in three to five years. We assume that if a business doubles in size, so will its stock price. We hope our quarterly shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Asset Fund represents an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders of Baron Asset Fund...especially since rapid trading, tech and Internet focused funds have so strongly outperformed during the past year and a half. We will continue to invest in fast growing, inexpensive businesses whose valuations offer both downside protection and potentially substantial rewards. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.







Sincerely,


/s/  Ronald Baron
--------------------------------
Ronald Baron
Chairman
February 14, 2000

[Registered Logo]
   Baron Funds

                ---------------------------------------------------
                              BARON GROWTH
                 2            FUND


                PERFORMANCE................................................12


                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com


--------------------------------------------------------------------------------
 BARON GROWTH FUND



QUARTERLY REPORT                                             DECEMBER 31, 1999



Dear Baron Growth
Fund Shareholder:


--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth Fund performed well during the fourth quarter of 1999 (23.9% return v. 18.4% for the Russell 2000 and 14.9% for the S&P 500). For the full year 1999, the Fund also performed well, both in absolute terms and relative to major market indices, (44.7% return v. 21.3% for the Russell 2000 and 21.0% for the S&P 500). Since the Fund's inception in the beginning of 1995 through December 31, 1999, Baron Growth Fund has produced a 269.9% return, significantly greater than the Russell 2000 (119.1%) and also greater than the S&P 500 (251.1%) despite that index's dramatically higher technology weighting.


Dollar Tree
Note written by Mitchell Rubin, Vice President and co-portfolio manager of Baron Growth Fund.

Dollar Tree was one of the first stocks I recommended to Ron when I joined Baron Capital in the winter of 1995. At the time, Ron was anxious for me to focus on REITs and other real estate related investments (gaming, lodging, etc.). While I dove headlong into those stocks, I couldn't help running into his office with other stock ideas of which Dollar Tree was one. Ron's response to my initial pitch on Dollar Tree was "Hasn't every other dollar retailer gone bankrupt in the last several years?" The answer, of course, was yes -- however, that is what made Dollar Tree so special. With a unique focus on diverse merchandise (toys, health and beauty aids, housewares)

[Graphs]
--------------------------------------------------------------------------------
PERFORMANCE
QUARTER ENDED DECEMBER 31, 1999

BARON G&I FUND                23.9%
S&P 500*                      14.9%
RUSSELL 2000*                 18.4%

--------------------------------------------------------------------------------
PERFORMANCE
YEAR ENDED DECEMBER 31, 1999

BARON G&I FUND                44.7%
S&P 500*                      21.0%
RUSSELL 2000*                 21.3%
--------------------------------------------------------------------------------
PERFORMANCE INCEPTION
JANUARY 3, 1995 THROUGH DECEMBER 31, 1999

BARON G&I FUND                29.9%
S&P 500*                      28.6%
RUSSELL 2000*                 16.7%
--------------------------------------------------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                      B A R O N    G R O W T H    F U N D

rather than consumables and close outs, and a fanatic discipline to cost control and distribution, Dollar Tree has emerged as one of the fastest growing retailers in America. Moreover, with a 100% first year return on investment, and a 20% store level operating margin, Dollar Tree remains one of the most profitable. After several meetings with CEO Macon Brock and his team, as well as countless shopping trips to Dollar Tree locations, I was able to convince Ron that Dollar Tree really was different than its less than successful competitors -- and we have made nearly 4 times our money since our initial investment.

The company recently released its 1999 year end results and continued its record of impressive growth. Net earnings grew 32% to nearly $100 million (up four fold from the $25 million that the company was earning when we first invested) and the store base increased by a net of 204 new stores to nearly 1,400. Operating margins continued to expand (from 13.3% in 1998 to 13.7%) and two new distribution centers were seamlessly integrated. The company began opening stores on the west coast with terrific results and we believe that there remains extraordinary expansion potential for the company over the next several years. In fact, we believe that there are 8,000-10,000 potential locations for Dollar Tree stores in North America. In addition, because of its extraordinary unit level economics, the company's cash balances to fund this growth continued to expand. At year end, the company's cash balance totaled $176 million, up from $74 million at the beginning of the year.

Despite these results (and the continued bright prospects), Dollar Tree's stock price lagged both its own performance and the broader, technology-led markets during 1999 (rising only 10%). We believe that this lackluster performance may be due, in part, to the fact that the company does not represent an interesting Internet play. While we have focused a lot of time and effort understanding the Internet's impact on businesses, it is important to note that not every company needs to have a killer web selling strategy to succeed. While Dollar Tree has spent significantly to upgrade its purchasing and distribution, the company has not spent a lot of time trying to sell its products on the Internet. I called Macon during the fall to broach this subject with him and his response was an interesting one.

"Mitch," he said, "sometimes I wish all you Wall Street guys (that reference hurt) would get out here in the real world where people shop. Now I understand that this point and click shopping is pretty exciting to some -- heck, I even bought a book on Amazon last week. But people have been coming together in markets for centuries to socialize, swap goods and touch and feel products. I really don't think the whole world is going to stop shopping -- I bet they actually shop more if they're saving lots of time doing things on the Internet." Makes you stop and think doesn't it? "By the way," he added, "have you noticed that we actually make money -- lots of it. What do you think it'll do to my margins if I pay $10 in shipping costs to send people $1 items?" Good point Macon. Baron Growth owns 240,000 shares of Dollar Tree.

Extended Stay America
Note written by Mitchell Rubin.

1999 was not a great year for most lodging stocks (Four Seasons was an exception) and was a terrible year for the four or five public companies focused on the extended stay sector. Those stocks were down, on average, approximately 50% last year. You may recall that this was one of the hottest areas of the lodging market several years ago as each of the current companies came public in a series of very successful IPOs. Extended Stay America was the bellweather of the group, raising nearly a billion dollars in equity on the basis of Chairman Wayne Huizenga's reputation for creating value and the performance of a few newly built hotels. However, after reaching a split adjusted peak of $23 in October 1996 (a $2 billion equity market capitalization at the time), the stock has declined precipitously to its current level of approximately $7 (approximately $700 million in market cap).


Although we briefly owned Extended Stay America several years ago (following their purchase of Studio Plus Hotels, a Baron holding at the time), we sold the stock following the acquisition due to what we perceived to be an overly rich valuation and the tremendous amount of building in the sector. However, we were extremely impressed with the ESA business plan and management team led by CEO George Johnson (this was the same management team that had become the largest franchisee of Blockbuster video stores that was successfully sold to Viacom). We kept in touch with George and his team and kept tabs on the company's performance during the past several years. During this time, despite its declining stock price, ESA consistently exceeded earnings expectations each and every quarter, and the company succeeded in building the largest, and fastest growing extended stay hotel brand in the country. From a base of two hotels at its IPO in 1996, by the end of 1999, ESA owned a portfolio of 362 extended stay hotels that generated nearly $200 million of EBITDA for the year. Moreover, the hotels had met or exceeded their budgeted unit level return projections of 15-16% unlevered and their property level gross operating margin projections of nearly 60%.

The stock price performance of the sector notwithstanding, the extended stay market has been successful in establishing a new segment in the hotel industry. The premise of the segment is that a new hotel room, built larger than the typical room and including a kitchen and appliances would be an attractive product for the nation's "Road Warriors". In addition, by cutting down on daily maid service and a lot of little-used amenities (restaurants, pools, grand lobbies) these hotels could charge very competitive weekly rates and still generate exciting real estate returns. Although travelers have embraced the concept, ESA remains the only pure play in the sector that continues to thrive. Most of ESA's competitors became overleveraged in a race to build properties and have all but suspended further development. ESA, on the other hand, funded its initial expansion with multiple equity offerings while its stock price was strong, which allowed the com-

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                      B A R O N    G R O W T H    F U N D

pany to expand without substantial debt. As a result, ESA was able to mature its portfolio to the point where the company was able to fund continued growth through a mixture of free cash flow and prudent leverage. During 1999, ESA generated $130 million of cash flow after debt service to invest in new properties which should expand to in excess of $160 million during 2000. This should enable the company to fund at least $300 million of annual development without expanding leverage beyond 50% of total capitalization.

Due to the stock's slide in the past two years, we are now able to buy shares in ESA that are valued at a discount to the book value of the company's recently constructed hotels and at a valuation of approximately 6 times the projected 2000 EBITDA of $250 million and 12 times projected EPS of $0.60 (for a company growing EBITDA and EPS at a 25-30% annual pace). We view this price as extremely attractive just for the company's real estate, giving no value to the well-established Extended Stay America brand (most acquisitions of hotel brands have averaged 10-14 times EBITDA over the past several years).

George Johnson and his management team certainly believe in the company's equity value. Officers and directors of ESA own over 30% of the company's stock and George takes NO salary for his role as CEO. There is not one executive at the company who makes over $300,000 (very few make over $100,000) and all own equity or options (which the company has pledged not to reprice). This is certainly a management team that stands alongside its shareholders. Baron Growth currently owns 550,000 shares of ESA.


Allied Riser
Note written by Mitchell Rubin.

There are a host of companies focused on providing communication services to businesses and consumers in this era of exploding demand for bandwidth. There are also several different technology platforms being offered in the market (DSL, ISDN, high speed cable and fiber optics). Some of these platforms require the upgrading of the current installed copper phone line or coaxial cable, and others, such as fiber optics, require a complete rewiring of the communications infrastructure. Although the capital cost of this rewiring is substantial, most agree that, once installed, fiber optics is both the fastest and most expandable platform for future telecommunications. This is the premise that has driven the performance of such well-known national fiber providers as Qwest and Level 3 Communications.

While these companies have provided a national infrastructure for fiber based communications, the last mile of connectivity, the actual point of contact with the end use customer remains vastly underserved, especially for the small and mid-sized business user. This last mile requires local construction crews wiring fiber directly to the business users' desktops, as well as an infrastructure for servicing and billing the customer. The difficulties of gaining local access and establishing local service platforms have left most small and mid-sized businesses without high speed telecommunications infrastructure. In fact, a recent study indicated that 85% of small businesses still use dial-up services for Internet connectivity.

Nevertheless, the market opportunity to address these businesses is substantial. There is over 4 billion square feet of office space and nearly 100 million white collar workers in the United States. The current telecom spend by those workers in that space is currently estimated at approximately $5-$6 per square foot annually and growing at approximately 8-10% per year. It is this opportunity that Allied Riser was formed to address.

Allied was formed in 1996 by a combination of real estate and telecom professionals to provide fiber-based broadband data and communication services to small and mid-sized businesses. The company partnered with some of the nation's largest commercial real estate owners (Equity Office Properties, Trizec Hahn, Hines, Whitehall, Vornado) to gain access to their buildings' risers for wiring and customer lists for marketing. These real estate owners collectively own approximately 20% of Allied's stock and share 5% of Allied's revenue, providing strong incentive for on-going cooperation in sales and service.

Allied hopes to provide a full suite of data and telecom services to the small and mid-sized businesses in these buildings at rates competitive with those companies' current telecom spend but at substantially greater speed and with enhanced content. These services include, among others, Internet connectivity at speeds substantially faster than a typical T-1 line, e-Mail servicing, web site hosting, video and teleconferencing and consulting and IT services. Allied already has agreements in place providing wiring rights in over 1,000 buildings with nearly 400 million square feet of office space. This gives the company a substantial first mover advantage in a market that has attracted several start-up competitors. In addition, the company has partnership and financing agreements in place with Qwest and Cisco, among others, to help develop Allied's product offerings. The company's long-term goal is to wire approximately 1.5 billion square feet over the next five years. Baron Growth currently owns 400,000 shares of Allied Riser.


Flextronics
Note written by Matt Ervin, Vice President and co-portfolio manager of Baron Growth Fund.

In our last quarterly report, it was noted that Michael Marks and company have achieved a 12-fold increase in revenues for Flextronics over the last 5 years. But even with $3.5 billion of revenue this last year, Flextronics was at 1/3 of the size of industry leader Solectron. Size does not really matter when it comes to creating shareholder return. But in a tongue-in-cheek manner, I pointed out that an executive as talented as Michael needs to be continually challenged, and implied that we were impatiently awaiting his ascendance to the top of the electronics manufacturing heap. Well, recent reports suggest he took my challenge quite seriously,

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                      B A R O N    G R O W T H    F U N D

and the stock has continued to move up as Michael gains higher ground. The two most notable recent events are Flextronic's accretive acquisition of competitor DII Group, and December quarter results which were nothing short of spectacular.


In the December quarter Flextronics booked $1.18 billion in revenue, an outstanding number built upon 60% internally generated growth from core operations and further positive impact from acquisitions. Net margins are contracting only slightly despite the rapid increase in the scale of customer relationships, and net income totaled $34 million, driving a 73% increase in EPS. These results far exceeded the estimates of most Wall Street analysts. As we expected, large electronics designers and marketers are getting excellent results by developing partnerships with dedicated electronics manufacturers. The rising tide of general interest is becoming a flood of revenue for companies such as Flextronics.

In late November, Flextronics announced the acquisition of competitor DII Group, an acquisition which should have several beneficial effects. First and very importantly, DII Group has excess manufacturing capacity which Flextronics should fill quickly. As noted above, internal growth from the existing Flextronics customer base is very strong. In this time of explosive growth for the EMS industry, Michael Marks is solidifying long-term relationships with key customers by "never saying 'No'" to a good customer in need of more services. This fairly obvious strategy has not always been followed by other major EMS companies, which have sometimes run their businesses with a principle focus on steady profitability from each client and manufacturing facility. But our research indicates that being more flexible, willing to consistently say "yes, we will do that for you" is helping Flextronics forge deep bonds with its major clients. Clients are more willing to turn over key manufacturing programs to a company with that can-do attitude, and work with that manufacturer during lean times. Importantly, clients should be slightly less price sensitive when they view Flextronics as a trusted long-term partner. The acquisition of DII Group gave Flextronics the excess capacity to continue saying 'yes' to the demands of its customer base. In addition, the Dovatron division of DII Group offers technical capabilities to complement Flextonics' core business. Last but not least, the DII Group brings a number of talented managers onto the team, talent which is increasingly valuable as the EMS industry mushrooms in size.

Pro forma, Flextronics and DII Group together will report around $5.2 billion in revenue for the current fiscal year, ending in March of 2000. But Flextronics is rapidly booking incremental business, much of it into DII's facilities. All indications are that next year we should see more spectacular results, such that our long-term secular growth expectations of 30-35% will prove very conservative in the near-term. In fact over the next year we believe we are likely to see 50% growth in EPS and even faster growth on the revenue line. Fortunately, the value of the Growth Fund's 200,000 shares has been moving higher. More fortunately, the underlying growth in the Flextronic's business is keeping pace with the stock price.

NTL
Note written by Matt Ervin.

In 1999, CEO Barclay Knapp achieved what was almost unthinkable 6 years ago. On July 26th, the company announced that it would purchase the residential assets of Cable & Wireless, the largest cable/telephony franchisee in the UK. With this purchase, NTL will have franchise rights to provide cable, telephony and high speed Internet services to fully 2/3rds of the UK licensed for cable. Barclay Knapp and company are poised to dominate UK cable-telephony. Yet he calmly points out, "This is a starting point."

Being the largest residential provider in the UK presents the company with many incremental opportunities. The combined NTL serves over 2 million television homes, with penetration still growing rapidly. Barclay notes that "this scale allows the company to move to a new level of cooperation with content producers." Rupert Murdoch's satellite broadcasting business has a stranglehold on sports rights, but NTL can now justify bidding more aggressively for those rights. Similarly, developers of interactive applications and TV interactivity are quickly finding NTL to be the key partner to court in Britain. On the marketing front, Barclay points out that "NTL's nationwide presence allows the company to take advantage of efficient national advertising campaigns." Regarding capital spending, greater scale results directly in lower average infrastructure costs. For future growth the company has both tremendous internal possibilities and the opportunity for accretive acquisitions. The logical end-game for Telewest, the only other cable/telephony operator in Britain, is to fold themselves into the NTL empire. Because NTL is the most synergistic partner for Telewest, we expect that an acquisition of Telewest would occur on attractive terms for NTL shareholders. With or without Telewest, NTL is steadily heading towards 50% share of the telephony markets within NTL territories, and the company has the breadth and depth of capabilities to attack the small and medium sized business market very effectively.


Now that NTL's UK opportunity is coming into bloom, where will Barclay Knapp plant seeds for the next crop of NTL successes? The rest of Europe is fertile ground. Continental Europe is following the same deregulatory path that the UK and the US already pursued with their telecom industries. Europe is a $250 billion telecom marketplace. Yet this number amounts to only 2.5% of GDP, where the US spends 3% of GDP on telecom services despite much lower unit costs. There is likely significant pent-up demand for new services, and overall market growth is expected to be 10%, with much of that revenue destined for the coffers of new entrants. To take advantage of the opportunity, NTL recently announced plans to acquire the largest cable operator in Switzerland, Cablecom. Cablecom serves 1.4 million multichannel television subscribers. The cable plant is in excellent

                      B A R O N    G R O W T H    F U N D

shape, capable of being upgraded to carry telephony service on attractive economic terms. Currently revenue per customer is $15 per month, but NTL expects to boost this to $35 within several years. The next country to consider is Germany, where Deutsche Telekom is under pressure to sell off some of its cable interests.

There are many players hoping to profit from the transformation of the European telecom landscape and NTL is in a special position to succeed. In its original franchise areas, NTL has already achieved cable telephony penetration rates (44%) that are virtually unmatched anywhere in the world. NTL is on a short list of companies which possess all of the skills necessary to play this game: large-scale operational experience, marketing savvy, financial resources, and a seasoned but entrepreneurial management team.


Citadel
Note written by Matt Ervin.

Larry Wilson, CEO of Citadel, has spent a lifetime getting to know the radio industry and its people. His strong network of relationships and his reputation as a straight shooter have elevated him to the status of the leading deal-maker in middle market radio. Over the last several months he has put together of number of separate acquisitions which in total produce $38 million of cash flow and cost $539 million. These acquisitions are accretive to current per share results, but more importantly, all of them are expected to be highly accretive to long-term free cash flow generation once Larry and his team bring these stations into the Citadel fold.


The radio business continues to be very strong for Citadel and most other players. Broadcast cash flow is still on track to grow 20% per year, fueling mid-30% compounded growth to after-tax cash flow. The recent positive results have been achieved without a significant boost from Internet advertising, and big source of revenue for large market radio stations. In 2000 and 2001, Internet advertising should flow down into Citadel's smaller markets.


XM Satellite Radio & Sirius Satellite Radio
Note written by Matt Ervin.

The last shareholder report discussed XM Satellite and CD Radio, next-generation radio companies, at some length. Recently CD Radio has changed its name to Sirius Satellite Radio. Of more significance, the company has succeeded in signing DaimlerChrysler to a 10-year marketing and distribution deal which will further increase public awareness of the new radio band. DaimlerChrysler controls key car brands such as Mercedes Benz, Chrysler, Jeep, and Dodge cars, as well as Freightliner Trucks. Sirius will sell 2.6M shares at $38 per share to DaimlerChrysler, along with further warrants carrying a $60 strike price which will be issued as the car company succeeds in bringing clients to Sirius. Both XM and Sirius are still targeting mid-2001 as the timeframe for consumer availability of the service.

Wink
Note written by Matt Ervin.

Wink is a relatively new position in the Growth Fund. We purchased shares in the IPO in August of 1999, and we have subsequently purchased more in the open market for a total position of 200,000 shares at an average cost of $40.

Wink is quietly leading the pack in the emerging field of enhanced television, a fledgling industry built around bringing Internet-like functionality to the TV set. Consumers will interact with Wink enhanced programming to find more information or participate in games and promotional events while watching television. The interface is very simple and easy to use, with the select button on the TV's remote control launching enhanced content that floats on top of the ongoing television show. For example, the Weather Channel has 'Wink-enabled' its programming feed so that its audience can select more details on weather conditions in specific locals.
Rather than wait for the next generation of technology to launch advanced television, Wink and CEO Maggie Wilderotter feel they can gain a long term strategic advantage by giving programmers and advertisers something to work with today. The Wink system is operational today in over 120,000 cable homes, and that number could balloon to millions over the next two years. The Wink software runs on central servers and talks to client software located in advanced set-top cable boxes. Wink has paved the road to success with patented technologies, but more importantly the company has struck deals with the four key broadcast networks and 17 top cable networks, along with the largest television advertisers and almost all of the major cable systems. Bringing these key constituents together around one platform potentially should allow Wink to become a common industry standard.

Where's the pot of gold at the end of the rainbow? The Wink revenue model is built around making 30-second spots interactive and thus more effective. Consumers learn to use the Wink system while getting weather on The Weather Channel or sports stats on Fox Sports. Then when an interesting advertisement offers more information via a Wink enhancement, consumers tend to click and learn more. Wink gets paid $1.50 by an advertiser for providing enhanced commercial information, and the company expects to drive complete e-commerce transactions on its system and get a cut. The goal is to receive at least $20 in yearly revenue from each household that uses Wink. While we are still in early days, that number looks conservative in light of high usage from early adopters. The company will share some of that revenue with the cable system operator, but other expenses are modest enough that at the end of the day margins should be quite high. And there are 80 million households which could eventually access the Wink-enabled programming; the Wink system does not preclude use of other interactive services and costs the consumer nothing, so the company hopes to achieve significant market penetration over 5 years. With prospects for $20 of high margin revenue per home, the economic opportunity is quite large.

                      B A R O N    G R O W T H    F U N D

Choicepoint
Note written by research analyst Andrew Peck.

Choicepoint is organized into two major divisions -- Insurance Services and Business & Government Services. The Insurance division, which represents about 60% of Choicepoint's revenues, maintains vast databases of underwriting and claims information that insurance companies use to accurately price their policies, to direct market to new customers, and to reduce fraud. Nearly every major insurance company is a customer. This division is highly profitable -- with standalone operating margins greater than 40% -- and it is expected to continue growing its revenues at a mid-teens rate.

The Business & Government area, which represents the remaining 40% of Choicepoint's revenues, is expected to be a more dramatic source of profit growth going forward. This division provides its corporate and government clients with various information that enables better-informed decision making. Its major products include pre-employment background searches, drug testing services, and public record information searches. In addition, the company has recently completed several acquisitions to bolster its offerings throughout this area.

Given its expanding list of products, its potential to acquire new customers, and opportunities for further acquisitions, the Business & Government division should grow its revenues at a rate in the mid- to high-teens. As it grows, the division also should experience significant operating leverage, as its fixed database and laboratory costs are spread over a larger revenue base. We believe that operating margins, which are currently in the mid-teens, should eventually approach those in the highly-profitable Insurance division.


Ethan Allen
Note written by Andrew Peck.

Ethan Allen recently reported record results for the second quarter of its fiscal year -- EPS increased 18%, comparable-store sales at its 70 owned-stores increased nearly 17%, and overall revenues were up more than 12%. The company, which should generate more than $50 million in annual free cash flow, also increased its share buyback program to two million shares, or nearly 5% of the total shares outstanding. Despite these strong results, the market for furniture stocks remains depressed over interest rate concerns, and the shares now sell for just over ten times expected 2000 earnings.

We believe the company's results should benefit from its Internet strategy. As we discussed in the last quarterly report, Ethan Allen is probably the furniture company best-positioned to take advantage of the Internet distribution channel -- it's the only large-scale integrated furniture manufacturer and retailer, with over 90% brand recognition, a national network of 300 stores, 100 service centers, and a uniform national pricing plan. In mid-January, Ethan Allen launched Phase I of its Internet strategy.
 This consists of an extensive extranet that links together all the firm's stores and service centers with the centralized corporate web site (www.ethanallen.com). This is expected to improve customer service, increase operating efficiencies and reduce costs. The first phase also includes a comprehensive browse function with extensive pictures and information about their entire product line. Future phases, which are expected to launch shortly, will allow consumers to purchase most of the Ethan Allen product line directly online, with fulfillment and customer service coordinated through the purchaser's local store.

Conclusion

As always, we are happy to provide some insight into the thinking behind Baron Growth's investment portfolio. Hopefully these thoughts provide you with a better sense of how our investment practices differ from the many other funds from which you can choose. We continue to seek out small-cap companies which have developed a defensible business and enjoy prospects for significant new value creation. We are looking towards the distant horizon in making our assessments and decisions in an attempt to assemble a portfolio of long-term holdings. In 1999, this strategy allowed us to outperform the broader market, and we have conviction that this strategy will continue to bear fruit.

Thank you for supporting us in our efforts. We appreciate the importance of the task you have entrusted to us, and our hard work continues as we seek to fulfill our duties.


Sincerely,


/s/  Ronald Baron               /s/  Mitch Rubin           /s/  Matt Ervin
-------------------             -------------------         ------------------
Ronald Baron                    Mitch Rubin                 Matt Ervin
Chairman                        Vice President              Vice President
February 14, 2000

[Registered Logo]
   Baron Funds

                ---------------------------------------------------
                              BARON SMALL
                 3            CAP FUND


                PERFORMANCE AND
                PHILOSOPHY.................................................18


                767 Fifth Avenue
                NY, NY 10153
                212-583-2100
                1-800-99-BARON
                baronfunds.com


--------------------------------------------------------------------------------
 BARON SMALL CAP FUND


QUARTERLY REPORT                                             DECEMBER 31, 1999



Dear Baron Small Cap

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE AND
PHILOSOPHY

Baron Small Cap Fund had a terrific December quarter. The Fund gained 34.6% in the quarter, which well exceeded the gains of 14.9% in the S&P 500 and 18.4% in the Russell 2000. Performance for all of calendar year 1999 was strong, as the Fund finished the year up 70.8% which is outstanding both on a nominal basis and relative to the indexes, which were each up about 21%.

The Fund had many outstanding stocks in the December quarter. Our biggest winners were our telecommunications holdings (UnitedGlobalcom, Rural Cellular, and CoreComm), our "out of home" and "new" media holdings

(Radio One, Westwood One, ToddAO, and Entercom), and our positions in Heidrick and Struggles, Career Education and Penton Media. The only significant poor performer was Central Parking, which is struggling to integrate a substantial acquisition.

We have written, in some detail about most of these positions in previous quarterly reports and suggest you refer to those reports to get a more detailed description of these companies and our investment thesis on each.

To generalize about our best performers, we invested early in dynamic companies that had exciting plans and with managements that have executed beyond stated goals and have expanded their game plans. For instance, UnitedGlobalcom acquired European cable systems before others recognized the opportunity. As they proceeded in upgrading the systems to

[Graphs]
--------------------------------------------------------------------------------
PERFORMANCE
QUARTER ENDED DECEMBER 31, 1999

BARON SC FUND                34.6%
S&P 500*                     14.9%
RUSSELL 2000*                18.4%
--------------------------------------------------------------------------------
PERFORMANCE
YEAR ENDED DECEMBER 31, 1999

BARON SC FUND                70.8%
S&P 500*                     21.0%
RUSSELL 2000*                21.3%
--------------------------------------------------------------------------------
PERFORMANCE SINCE INCEPTION
OCTOBER 1, 1997 THROUGH DECEMBER 31, 1999

BARON SC FUND                29.9%
S&P 500*                     22.8%
RUSSELL 2000*                 6.0%
--------------------------------------------------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

               B A R O N      S M A L L      C A P      F U N D

enhance the cable offerings and enter the local telephony and Internet service businesses, management's vision of its opportunity grew. They have undertaken efforts to develop an internet portal for their systems and unaffiliated operators (Chello), expanded their competitive telephone offerings from just a residential focus to include business customers, and extended into markets where they don't own cable plant (Priority Telecom). They continue to develop new programming efforts for the cable television and Internet industries through relationships with Liberty Media, Microsoft and SBS. Management greatly expanded their footprint through acquisitions of additional cable systems in France, Germany, Poland and Belgium and accelerated efforts to create a similar platform in Latin America and Australia (Austar). Each one of these undertakings is enormous in scope, has been masterfully executed and has huge potential. This has led to great returns for us, the shareholders -- the stock is up over 10 times from our cost, with the promise of more to come.

When we purchased Rural Cellular (RCCC) stock in the fall of 1997, the company was a provider of cellular phone service in rural Minnesota and owned 50% of an unbuilt PCS license. The company's goal was to take its penetration in its territory from 6% to 15%, build out its PCS license, and attempt to acquire other under-penetrated cellular systems at reasonable prices. Over the last year and a half, RCCC has achieved the milestones leading to these long-term targets. Its penetrations have grown to 9%. RCCC's business in renting its network to other operators for their roaming customers has boomed because of the introduction of one-rate plans, which encourage cell phone usage. In addition, RCCC resisted takeover offers (that two other of our holdings, Centennial and Comnet succumbed to) and actually twice bought properties (Atlantic and Triton), which quadrupled its original footprint and enhanced our chances to make big equity returns. The stock is up over 4 times from our original purchase. We are adding to the position because we now feel penetrations could be 20-30%, roaming profits could compound at over 20% from these higher levels and the PCS license they own is very valuable. In 2000, the company expects to roll out wireless data services in its existing markets and experiment with wireless local loop technology to offer residential dial tone services. Ultimately, we believe the company's stock will trade at mid-teen multiples of cash flow, which leads to the potential to make four times on our money again.

These stocks exemplify our strategy -- to find great companies in growing industries with visionary and disciplined management that create multi-dimensional opportunities to increase shareholder value. We have proven that if we can recognize these opportunities early on, pick a few and stick with them, then we can make large compounding returns.


Portfolio Composition and Changes

At the end of December, we had about $1 billion under management. The Fund had about 50 investments. The top ten positions accounted for 44% of assets. The top fifteen were 56%. The portfolio remains relatively concentrated by industry group, with Media and Entertainment accounting for 23%, Communica-tions 17% and Business Services 14%. The median market cap of the portfolio is $1.1 billion and we continue with our policy to make new investments in small cap companies, but do not necessarily sell them if they grow from appreciation or equity issuance if we still believe we can make significant returns.

During the quarter, we started or significantly added to positions in Penton Media (a trade publisher and trade show exhibitor), ToddAO (soon to be a majority-held division of Liberty Media called Liberty LiveWire, a digital media service provider), Getty Images (a stock photography provider), SBA Communications and Pinnacle Holdings (communication tower operators) and Casella Waste ( a solid waste collector).

We made sales of our positions in High Speed Access, AV Team, ResortQuest, Investment Technology Group, and Caribiner. In three cases, we lost confidence in management's execution and in two cases we sold because we had better ideas.


Additionally, we made what we feel are many significant advantageous purchases of securities that we already had meaningful positions in. This is important to our investing style since we are close to our existing investments and we often have more conviction than others in a weak market or if news is confusing. For instance, when Iron Mountain, a long-term holding, acquired its longtime rival Pierce Leahy, we understood and supported the rationale for the deal, but shareholders and arbitrageurs bid down both stocks because of antitrust concerns or lack of appreciation of the power of the combined entity. We increased our position in the new company by 25% by purchasing Pierce stock, which was the cheaper of the two. When all hospital stocks sold off because of regulation fears, we doubled our Province Healthcare position after the stock sold down to an 8 multiple of 2000 earnings with an outlook for 25% growth. We similarly doubled our Entercom position when a secondary offering to finance an important acquisition had to be marked down because of a poor market environment.

We like to keep a cash cushion in our portfolio to allow these opportunistic purchases (cash balances were 10% at the end of the quarter). We are seeking investments, not trades, however if stocks rebound quickly, we are willing to sell off a piece of the position at terrific prices, just as we would look to buy them when they are depressed.

New Ideas


I typically use this section of the report to explain in more detail a new investment or two as a way to illustrate where we are finding value and how we think we can make great returns in the investment.


This time I'd like to discuss the Internet and how it affects our investing. We use a three-prong approach; our first priority is to

               B A R O N      S M A L L      C A P      F U N D

understand how the Internet is affecting our present investments and the nature of how these industries will function in the future. We have spent considerable time with the managements of our investments to be confident in their competitive position within their respective industries and to be sure that their positions are sustainable without material risk to profitability.

Secondly, we are excited about the opportunities for growth that the Internet offers our investments. They are significant. Providing Internet access has added a third leg to our cable television investments (UnitedGlobalcom and Century Communications) along with substantial portal and programming opportunities. Our competitive telecom investments CoreComm, Electric Lightwave and Adelphia Business Solutions, have a bigger revenue opportunity and new marketing initiatives by selling Internet and data services bundled with traditional voice services. Rural telephone provider Commonwealth Telephone is rolling out DSL services now and should capture the majority of these new revenue streams in its markets. Capital being raised by new Internet companies is being generally spent to establish brand awareness which is driving existing companies to spend more heavily to protect and reinforce their brands. Radio and billboards are proving to be a very effective medium and the growth rate in the industry accelerated from 10% per year to 15% in 1999 and will be enhanced in coming years. Our holdings Radio One, Entercomm, Lamar Advertising and especially Westwood One are benefiting.

Some of our investments have yet to see the Internet directly benefit their profits, but it is coming soon. Wireless data, the ability to get Internet access and enhanced messaging services over portable devices is an emerging trend and will add new service offerings to our cellular holdings (Rural Cellular and Centennial Cellular) and could potentially provide significant cash flow to our telecommunications tower companies (SBA Communications, Pinnacle Holdings). Internet ticketing and auctions are very popular ecommerce applications and should be available this summer through SFX Entertainment for the purchase of concert tickets and season subscriptions.

Third, we are looking to find new investments in which the Internet is of central importance to the investment thesis but without paying crazy prices. The toughest challenge in this market environment is to stick to our discipline of finding stocks that can double, based on reasonable valuation methodology and within a context of a flat overall stock market. Let us illustrate some of our new positions in this light.

Heidrick and Struggles (HSII) is the leading global executive search firm, meaning they primarily fill the positions of chief executive, chief operating and chief financial officers for their clients. The stock came public last summer at $14 a share, we bought a position equal to 5% of the company in the mid-teens. Though the industry has historically grown at 20% and HSII has grown even faster, the stock was priced at only 10 times forward earnings because it was new to the markets and several Internet startups claimed they would ultimately control this end of the business. Our research convinced us that each HSII had a very defensible position in recruiting senior management and, in fact, that the "War for Talent" would accelerate demand for their services. The company's results have been stellar and its growth rate has accelerated towards 30% because of all the new business formations in the technology and Internet space in which the company has commanding market share.

The stock has also done well, more than a double, and we still find a lot to be excited about. We believe the stock should trade at 25 times its core business earnings which equates to $40 in 2000 and the low $50's in 2001. HSII has accelerated the development of its Leaders Online subsidiary, which specializes in searches for middle management positions, which is below their standard placement levels. The business utilizes the Internet to communicate with candidates and build its database of potential hires. According to management of HSII, in time it could be bigger in revenues and more profitable than the base $400 million revenue business and potentially worth substantially more than the value of the entire company today. We anticipate Leaders Online becoming a separately traded security later in 2000, which would enable the acceleration of the growth plan of Leaders and add value to our HSII holdings.


The third leg to the story is that Heidrick has demanded and is getting warrants when it does placements for technology and Internet startups. At the end of 1999, Heidrick had completed or was in process of searches which would generate warrants in over 250 companies. And they are adding to the portfolio at an average rate of five new companies each week. Two of these warrant positions have been monetized for over $10 million each, with one half accruing to the company. We foresee a portfolio of over 1,000 positions in time, which could be of significant value against the company's 20 million share base. Additionally, Heidrick is starting Heidrick and Struggles Capital to invest its capital and create a general partnership to make additional investments (along side prominent venture capitalists) in the same companies in which they are receiving warrants for their placement services.


Getty Images is a company that is transforming itself because of the Internet and we have established a position at a reasonable valuation with what we think could be a big upside. Getty is the largest provider of stock photography (visual images) to the artistic, editorial and publishing community. For instance, magazine advertisers often license existing photos to use in their ads, rather than shoot new footage. Getty has assembled the largest collection of visual images through acquisition of numerous leading stand-alone companies over the last five years and presently is the largest player in this fragmented industry.


Getty is transitioning from an analog to a web-based ecommerce business model. This means they are digitizing the images they sell and making them available via a website in addition to tra-

               B A R O N      S M A L L      C A P      F U N D

ditional hard copy, so that customers can access them more readily. Purchasing the images is much more efficient, leading to significant time savings for the buyer and a much lower distribution and customer service expense for Getty. The goal is to greatly enhance the profitability of the business and grow the revenue dramatically by growing the industry and by gaining significant market share.

The stock photography business is approximately a $1.5 billion industry, that Getty, after its recent purchase of the Image Bank, (a big competitor which Getty acquired from Eastman Kodak), has about an 18% share. The industry has historically grown about 7%. Other competitors have been slow to convert their imagery to digital format either because of lack of capital or expertise. Getty has grown its revenues organically much faster than the industry, at 22% for the first 9 months of 1999 and 25% in the fourth quarter. For the year 1999, Getty did $68 million of revenues on the web and a third of the company's revenues were ecommerce in nature in the December quarter. Operating cash flow margins for its most web-enabled division are presently 35% and yet only 70% of this division's revenues are on the web.

Ultimately, we feel that substantially all of Getty's revenues will originate on the web; that the stock photography industry will grow closer to 10% per year and that Getty's share will approach 40% because they are leading the digital revolution in this business. Ultimately, Getty's cash flow margins should grow from 15% in 1999 to 35% and its current $50 million cash flow run rate should approach $250 million. We believe the company could be worth $5 billion plus. We established our position at less than $1.5 billion in market capitalization.

On top of this base business transformation, Getty has a number of other exciting projects. They are creating portals to better serve their buying constituencies. For example, they will sell images owned by other photographic catalogues to Getty's customers, exclusively on Getty's web site, charging significant distribution fees. This will further increase the company's share and control of the industry. Getty also dominates the stock video industry which sells film clips primarily to movie companies and has big potential for sales to websites as broadband enhances the capability of the web. In addition, they own Art.com, a consumer portal which sells posters and photographs on the Internet and it is the leading site of its genre. All these efforts are new and incremental to our valuation thesis.

Thank You

Thank you, my fellow shareholders of Baron Small Cap Fund, for your investment in the Fund and your general support. 1999 was a rewarding year, not just in our strong performance, but in confirming our methodology of concentrating on a few winning companies, managers and industries allowing us to prosper as our investment companies thrive. We are also focused on the tax efficiency of our style of long term investment and not we didn't generate gains during 1999. Though our performance was not in the tops in our category, we look at results in absolute terms and are psyched about a 70% year on a net basis. We will work hard to replicate our success, but would be satisfied with lesser returns. Remember, if we compound after tax at 15% a year, we double our money in 5 years, at 20% in four years. We will only invest when we can see at least a 50% increase in the upcoming year and double in appreciation in the next two to three years. Of course, we cannot guarantee our future performance. Unfortunately, the timing of these returns is unpredictable, but we are thrilled that this played out so well in 1999.


Sincerely,



/s/   Cliff Greenberg
---------------------------
Cliff Greenberg
Vice President
February 14, 2000

                           B A R O N      F U N D S

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



Baron Asset Fund
--------------------------------------------------------------------------------

                                                  Equity          % of
                                                Market Cap         Net
                  Company                     (in millions)      Assets
------------------------------------------   ---------------   ----------
                             Large Capitalization
----------------------------------------------------------------------------
Charles Schwab Corp. .....................       $31,466       14.8%
NTL, Inc. ................................        16,429        8.6
Univision Communications, Inc. Class A            10,416        1.1
Adelphia Communications Corp. Class A              8,128        0.5
UnitedGlobalCom, Inc. Class A ............         6,304        1.4
Lamar Advertising Co. Class A ............         5,320        0.1
Flextronics Intl., Ltd. ..................         5,180        4.2
                                                               -----
                                                               30.7%
                            Medium Capitalization
----------------------------------------------------------------------------
American Tower Corp. Class A .............       $ 4,759        2.5 %
Hispanic Broadcasting Corp. ..............         4,735        3.0
Westwood One, Inc. .......................         4,506        1.8
Citizens Utilities Co. ...................         3,707        2.1
RCN Corp. ................................         3,702        0.5
Dollar Tree Stores, Inc. .................         3,004        2.6
Mirage Resorts, Inc. .....................         2,958        2.1
Cox Radio, Inc. Class A ..................         2,881        1.1
Williams-Sonoma, Inc. ....................         2,595        0.2
Robert Half Intl., Inc. ..................         2,562        3.3
SFX Entertainment, Inc. Class A ..........         2,402        0.3
Primedia, Inc. ...........................         2,397        0.1
Spieker Properties, Inc. .................         2,365        0.4
Premier Parks, Inc. ......................         2,259        1.4
Citadel Communications Corp. .............         2,032        0.7
Four Seasons Hotels, Inc. ................         1,825        0.8
Sotheby's Holdings, Inc. Class A .........         1,764       10.1
Polo Ralph Lauren Corp. Class A ..........         1,690        2.8
XM Satellite Radio Holdings, Inc.,
   Class A ...............................         1,689        0.1
Manor Care, Inc. .........................         1,649        2.6
Apollo Group, Inc. .......................         1,534        1.8
CoreComm, Ltd. ...........................         1,511        2.2
                                                               -----
                                                               42.5%
                             Small Capitalization
----------------------------------------------------------------------------
Ethan Allen Interiors, Inc. ..............       $ 1,308        1.1%
DeVry, Inc. ..............................         1,293        1.6
ChoicePoint, Inc. ........................         1,221        2.2

--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
----------------------------------------------------------------------------
Sirius Satellite Radio, Inc. (Formerly CD
   Radio, Inc.) ...........................        $1,194        0.5%
Commonwealth Telephone Ent., Inc. .........         1,169        0.2
Azurix Corp ...............................         1,047        0.2
American Mobile Satellite Corp. ...........         1,021        1.2
Choice Hotels Intl., Inc. .................           925        3.7
OM Group, Inc. ............................           819        1.3
Industrie Natuzzi SPA ADR .................           761        1.1
Sun Intl. Hotels, Ltd. ....................           653        1.0
Vail Resorts, Inc. ........................           635        2.9
Aurora Foods, Inc. ........................           624        0.2
Learning Tree Intl., Inc. .................           606        0.4
Southern Union Co. ........................           597        0.8
Seacor Smit, Inc. .........................           584        1.1
Sun Communities, Inc. .....................           561        0.2
Libbey, Inc. ..............................           461        1.3
Cross Timbers Oil Co. .....................           442        0.3
Education Management Corp. ................           409        0.7
Alexander's, Inc. .........................           395        0.5
ITT Educational Services, Inc. ............           382        0.2
Budget Group, Inc. Class A ................           337        0.3
Saga Communications, Inc. Class A .........           334        1.2
AMF Bowling, Inc. .........................           261        0.5
DVI, Inc. .................................           216        0.4
Smart and Final, Inc. .....................           211        0.4
Bristol Hotels & Resorts, Inc. ............            90        0.1
                                                                ----
                                                                25.6%

Baron Growth Fund
--------------------------------------------------------------------------------


                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                                           Large Capitalization
----------------------------------------------------------------------------
Charles Schwab Corp. ......................       $31,466        4.9%
NTL, Inc. .................................        16,429        7.0
UnitedGlobalCom, Inc. Class A .............         6,304        0.5
Time Warner Telecom, Inc. Class A .........         5,220        0.2
Flextronics Intl., Ltd. ...................         5,180        3.0
                                                                ----
                                                                15.6%

                           B A R O N      F U N D S

Baron Growth Fund
--------------------------------------------------------------------------------


                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                            Medium Capitalization
----------------------------------------------------------------------------
Hispanic Broadcasting Corp. ...............        $4,735        1.0%
Westwood One, Inc. ........................         4,506        1.7
Dollar Tree Stores, Inc. ..................         3,004        1.9
Entercom Communications Corp. .............         2,982        0.9
Robert Half Intl., Inc. ...................         2,562        1.0
Kimco Realty Corp. ........................         2,057        0.8
Citadel Communications Corp. ..............         2,032        1.7
Four Seasons Hotels, Inc. .................         1,825        0.9
Wink Communications, Inc. .................         1,801        1.9
Getty Images, Inc. ........................         1,771        0.7
Sotheby's Holdings, Inc. Class A ..........         1,764        1.7
Insight Communications Co., Inc.
   Class A ................................         1,759        0.6
XM Satellite Radio Holdings, Inc.,
   Class A ................................         1,689        6.1
Radio One, Inc. Class A ...................         1,665        3.0
Manor Care, Inc. ..........................         1,649        0.4
CoreComm, Ltd. ............................         1,511        4.0
                                                                ----
                                                                28.3%
                             Small Capitalization
----------------------------------------------------------------------------
Post Properties, Inc. .....................        $1,483        0.7%
El Sitio, Inc. ............................         1,417        0.2
Expedia, Inc., Class A ....................         1,337        0.2
Ethan Allen Interiors, Inc. ...............         1,308        2.3
DeVry, Inc. ...............................         1,293        0.8
Z-Tel Technologies, Inc. ..................         1,227        0.1
ChoicePoint, Inc. .........................         1,221        2.3
Iron Mountain, Inc. .......................         1,219        0.4
Sirius Satellite Radio, Inc. (Formerly CD
   Radio, Inc.) ...........................         1,194        1.4
World Wrestling Federation
   Entertainment, Inc. Class A ............         1,176        0.4
Allied Riser Communications Corp. .........         1,172        0.5
BlackRock, Inc. Class A ...................         1,098        1.4
Azurix Corp ...............................         1,047        0.7
Intrawest Corp. ...........................         1,042        0.1
American Mobile Satellite Corp. ...........         1,021        1.5
Electric Lightwave, Inc. Class A ..........           936        1.7
Choice Hotels Intl., Inc. .................           925        5.7
The Yankee Candle Co., Inc. ...............           889        0.7
Rural Cellular Corp. Class A ..............           822        3.6
OM Group, Inc. ............................           819        1.3
Industrie Natuzzi SPA ADR .................           761        1.3
Corporate Executive Board Co. .............           758        0.2
Kronos, Inc. ..............................           756        0.6
Extended Stay America, Inc. ...............           733        0.7
Sun Intl. Hotels, Ltd. ....................           653        2.5
American Classic Voyages Co. ..............           647        0.7
Vail Resorts, Inc. Class A ................           635        0.7
Aurora Foods, Inc. ........................           624        0.9
Prison Realty Trust, Inc. .................           599        0.2

--------------------------------------------------------------------------------

                                                      Equity          % of
                                                    Market Cap        Net
                    Company                       (in millions)      Assets
----------------------------------------------   ---------------   ---------
                        Small Capitalization (Continued)
-------------------------------------------------------------------------------
Southern Union Co. ...........................         $597         3.5%
Seacor Smit, Inc. ............................          584         0.7
Sun Communities, Inc. ........................          561         1.0
Gabelli Asset Management, Inc. Class A .                483         0.8
Libbey, Inc. .................................          461         0.6
Cross Timbers Oil Co. ........................          442         0.3
Education Management Corp. ...................          409         2.2
Alexander's, Inc. ............................          395         0.7
ITT Educational Services, Inc. ...............          382         0.4
Classic Communications, Inc. Class A .........          356         0.1
Saga Communications, Inc. Class A ............          334         1.4
Steiner Leisure, Ltd. ........................          277         0.6
Medallion Financial Corp. ....................          251         1.1
DVI, Inc. ....................................          216         0.7
Smart and Final, Inc. ........................          211         0.8
Collectors Universe, Inc. ....................          153         0.3
Bristol Hotels & Resorts, Inc. ...............           90         0.2
The Sports Club Co. ..........................           69         0.3
                                                                   ----
                                                                   49.5%

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                 Equity          % of
                                               Market Cap         Net
                 Company                     (in millions)      Assets
-----------------------------------------   ---------------   ----------
                                          Large Capitalization
---------------------------------------------------------------------------
UnitedGlobalCom, Inc. Class A ...........        $6,304       11.7%
Lamar Advertising Co. Class A ...........         5,320        1.7
                                                              -----
                                                              13.4%
                                         Medium Capitalization
---------------------------------------------------------------------------
Westwood One, Inc. ......................        $4,506        4.0%
Entercom Communications Corp. ...........         2,982        2.1
Adelphia Business Solutions, Inc. Class A         2,664        0.7
Williams-Sonoma, Inc. ...................         2,595        1.3
Centennial Cellular Corp. ...............         2,586        0.4
SFX Entertainment, Inc. Class A .........         2,402        2.5
Spanish Broadcasting System, Inc.
   Class A ..............................         2,292        0.5
Premier Parks, Inc. .....................         2,259        2.7
ACTV, Inc ...............................         1,918        1.0
Four Seasons Hotels, Inc. ...............         1,825        2.6
Getty Images, Inc. ......................         1,771        2.0
Pinnacle Holdings, Inc. .................         1,741        0.4
Radio One, Inc. Class A .................         1,665        4.9
CoreComm, Ltd. ..........................         1,511        3.9
                                                              -----
                                                              29.0 %
                                          Small Capitalization
---------------------------------------------------------------------------
El Sitio, Inc. ..........................        $1,417        0.1 %
Expedia, Inc., Class A ..................         1,337        0.2

                           B A R O N      F U N D S

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                     Equity           % of
                                                   Market Cap         Net
                   Company                       (in millions)       Assets
---------------------------------------------   ---------------   -----------
                         Small Capitalization (Continued)
--------------------------------------------------------------------------------
United Rentals, Inc. ........................        $1,234         1.0%
Z-Tel Technologies, Inc. ....................         1,227         0.1
ChoicePoint, Inc. ...........................         1,221         1.8
Iron Mountain, Inc. .........................         1,219         2.6
World Wrestling Federation
   Entertainment, Inc. Class A ..............         1,176         0.9
Allied Riser Communications Corp. ...........         1,172         0.6
Commonwealth Telephone Ent., Inc. ...........         1,169         2.2
Intrawest Corp. .............................         1,042         0.4
High Speed Access Corp. .....................           955         0.4
Electric Lightwave, Inc. Class A ............           936         0.9
The Yankee Candle Co., Inc. .................           889         1.1
Rural Cellular Corp. Class A ................           822         4.4
Loislaw.com, Inc. ...........................           819         0.7
Corporate Executive Board Co. ...............           758         2.0
Penton Media, Inc. ..........................           752         2.7
Pierce Leahy Corp. ..........................           738         0.5
Commnet Cellular, Inc. ......................           734         1.0
Heidrick & Struggles Int'l., Inc. ...........           704         3.1
Central Parking Corp. .......................           702         1.3
Sun Intl. Hotels, Ltd. ......................           653         0.8
Kenneth Cole Productions, Inc. Class A .                641         2.7
El Paso Electric Co. ........................           568         0.9
SBA Communications Corp. ....................           539         0.9
Gabelli Asset Management, Inc. Class A .                483         0.4
Loews Cineplex Entertainment Corp. ..........           344         0.5
Casella Waste Systems, Inc. Class A .........           302         1.5
Career Education Corp. ......................           301         3.5
Todd-AO Corp. Class A .......................           301         2.2
Province Healthcare Co. .....................           299         1.3
Fatbrain.com, Inc ...........................           286         0.7
IT Group, Inc. ..............................           209         0.9
Morton's Restaurant Group, Inc. .............            87         0.5
Caribiner Intl., Inc. .......................            86         0.3
Equity Marketing, Inc. ......................            81         0.4
The Sports Club Co. .........................            69         0.3
AVTEAM, Inc. Class A ........................            61         0.1
Strategic Distribution, Inc. ................            45         0.1
                                                                  ------
                                                                  46.0 %

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.




                                                                   Baron
                                       Baron         Baron         Small
                                       Asset         Growth         Cap
                                        Fund          Fund         Fund
                                    -----------   -----------   ----------
                                        % of          % of         % of
                                     Portfolio     Portfolio     Portfolio
                                    -----------   -----------   ----------
Leverage (Debt > 40% of
   Market Cap) ..................   26.2%         32.0%         44.0%
Foreign Sales Dependent
   (Sales > 15%) ................   29.4          17.8          21.5
Oil Price Sensitivity ...........   14.2          18.0           3.5
Volatility (Beta > 1.2) .........   42.9          20.2          24.8
NASDAQ Securities ...............   28.5          46.3          54.2
Unseasoned Securities
   (Publicly owned
    for < 3 years) ..............   19.7          38.8          45.8
 (Publicly owned
    for < 1 year) ...............    0.2          18.6          19.9
Turnarounds .....................    0.9           0.0           2.6
Development Companies ...........    6.5          19.5           7.9

                           B A R O N      F U N D S

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
06/12/87     $     108,728       $ 10.00                              $10,000
--------     -------------       -------                              -------
06/30/87         1,437,521        10.71                                10,710
--------     -------------       -------                              -------
09/30/87         3,905,221        11.95                                11,950
--------     -------------       -------                              -------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
--------     -------------       -------       -------                -------
03/31/88         6,939,435        11.56                                11,786
--------     -------------       -------                              -------
06/30/88         9,801,677        12.68                                12,928
--------     -------------       -------                              -------
09/30/88        11,734,509        12.98                                13,234
--------     -------------       -------                              -------
12/31/88        15,112,031        12.87         0.701                  13,843
--------     -------------       -------       -------                -------
03/31/89        22,269,578        14.75                                15,864
--------     -------------       -------                              -------
06/30/89        31,397,929        16.06                                17,273
--------     -------------       -------                              -------
09/30/89        47,658,616        17.22                                18,521
--------     -------------       -------                              -------
12/31/89        49,007,084        14.66         1.409                  17,299
--------     -------------       -------       -------                -------
03/31/90        50,837,946        13.87                                16,367
--------     -------------       -------                              -------
06/30/90        54,413,786        14.32                                16,898
--------     -------------       -------                              -------
09/30/90        40,002,612        10.88                                12,838
--------     -------------       -------                              -------



                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
--------     -------------       -------       -------                -------
03/31/91        47,104,889        13.88                                16,656
--------     -------------       -------                              -------
06/30/91        45,600,730        13.81                                16,572
--------     -------------       -------                              -------
09/30/91        47,409,180        14.80                                17,760
--------     -------------       -------                              -------
12/31/91        46,305,042        15.71         0.035                  18,895
--------     -------------       -------       -------                -------
03/31/92        48,011,634        16.72                                20,109
--------     -------------       -------                              -------
06/30/92        42,289,409        15.28                                18,377
--------     -------------       -------                              -------
09/30/92        43,816,305        16.20                                19,484
--------     -------------       -------                              -------
12/31/92        47,955,530        17.73         0.162                  21,522
--------     -------------       -------       -------                -------
03/31/93        50,015,244        18.82                                22,845
--------     -------------       -------                              -------
06/30/93        52,432,090        19.70                                23,912
--------     -------------       -------                              -------
09/30/93        59,916,570        21.91                                26,595
--------     -------------       -------                              -------
12/31/93        64,069,114        21.11         0.774                  26,576
--------     -------------       -------       -------                -------
03/31/94        63,099,109        20.69                                26,047
--------     -------------       -------                              -------
06/30/94        68,880,300        20.40                                25,682
--------     -------------       -------                              -------
09/30/94        80,258,542        22.82                                28,728
--------     -------------       -------                              -------
12/31/94        87,058,228        22.01         0.656                  28,547
--------     -------------       -------       -------                -------
03/31/95       160,603,528        24.29                                31,505
--------     -------------       -------                              -------
06/30/95       202,259,502        25.79                                33,450
--------     -------------       -------                              -------
09/30/95       289,973,331        29.30                                38,003
--------     -------------       -------                              -------
12/31/95       353,095,409        29.74         0.034                  38,618
--------     -------------       -------       -------                -------
03/31/96       638,297,904        34.14                                44,332
--------     -------------       -------                              -------
06/30/96     1,124,647,802        36.65                                47,591
--------     -------------       -------                              -------
09/30/96     1,166,057,654        35.50                                46,098
--------     -------------       -------                              -------
12/31/96     1,326,321,785        36.23         0.039                  47,097
--------     -------------       -------       -------                -------
03/31/97     1,663,347,667        34.98                                45,472
--------     -------------       -------                              -------
06/30/97     2,306,228,855        41.74                                54,260
--------     -------------       -------                              -------
09/30/97     3,224,498,394        47.43                                61,656
--------     -------------       -------                              -------
12/31/97     3,793,013,753        48.51         0.000                  63,060
--------     -------------       -------       -------                -------
03/31/98     5,187,450,337        53.68                                69,781
--------     -------------       -------                              -------
06/30/98     5,545,334,568        52.20                                67,857
--------     -------------       -------                              -------
09/30/98     4,410,506,448        39.96                                51,946
--------     -------------       -------                              -------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
 12/31/98      $5,672,309,694       $50.54        $0.041              $65,752
----------   -----------------   -----------   -----------   ------------------------
03/31/99      6,087,986,855      54.17                                70,474
--------      -------------      -----                                ------
06/30/99      6,991,160,511      60.63                                78,879
--------      -------------      -----                                ------
09/30/99      5,863,125,015      51.57                                67,092
--------      -------------      -----                                ------
12/31/99      6,146,779,390      58.77         0.000                  76,459
--------      -------------      -----         -----                  ------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1999


One year                          16.3%
-------------------------------   ----
Two years                         10.1%
-------------------------------   ----
Three years                       17.5%
-------------------------------   ----
Four years                        18.6%
-------------------------------   ----
Five years                        21.8%
-------------------------------   ----
Ten years                         16.0%
-------------------------------   ----
Since inception June 12, 1987     17.6%
-------------------------------   ----

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------
   01/03/95     $   741,000         $10.00                               $10,000
-----------     -----------         -------                              -------
   03/31/95       3,425,507          11.78                                11,780
-----------     -----------         -------                              -------
   06/30/95       7,231,619          13.18                                13,180
-----------     -----------         -------                              -------
   09/30/95      28,632,467          14.77                                14,770
-----------     -----------         -------                              -------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
-----------     -----------         -------       -------                -------
   03/31/96      77,337,831          16.90                                17,061
-----------     -----------         -------                              -------
   06/30/96     172,070,435          18.20                                18,373
-----------     -----------         -------                              -------
   09/30/96     207,234,494          18.40                                18,575
-----------     -----------         -------                              -------
   12/31/96     243,983,507          19.04         0.255                  19,483
-----------     -----------         -------       -------                -------
   03/31/97     273,907,177          18.57                                19,002
-----------     -----------         -------                              -------
   06/30/97     316,981,759          21.82                                22,328
-----------     -----------         -------                              -------
   09/30/97     390,831,861          24.89                                25,469
-----------     -----------         -------                              -------
   12/31/97     415,134,319          24.88         0.073                  25,535
-----------     -----------         -------       -------                -------
   03/31/98     511,405,730          27.28                                27,998
-----------     -----------         -------                              -------
   06/30/98     478,748,484          26.07                                26,757
-----------     -----------         -------                              -------
   09/30/98     315,557,850          20.32                                20,855
-----------     -----------         -------                              -------
   12/31/98     343,695,555          24.87         0.035                  25,561
-----------     -----------         -------       -------                -------
   03/31/99     313,002,293          26.75                                27,493
-----------     -----------         -------                              -------
   06/30/99     396,879,495          31.42                                32,293
-----------     -----------         -------                              -------
   09/30/99     439,424,784          29.06                                29,868
-----------     -----------         -------                              -------
   12/31/99     620,388,045          33.68         1.883                  36,991
-----------     -----------         -------       -------                -------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1999


One year                            44.7%
---------------------------------   ----
Two years                           20.4%
---------------------------------   ----
Three years                         23.8%
---------------------------------   ----
Four years                          24.8%
---------------------------------   ----
Since inception January 3, 1995     29.9%
---------------------------------   ----

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------
   10/01/97     $ 112,604,624       $ 10.00                              $10,000
-----------     -------------       -------                              -------
   12/31/97       285,270,924        10.31        0.000                   10,310
-----------     -------------       -------       -----                  -------
   03/31/98       449,240,304        11.84                                11,840
-----------     -------------       -------                              -------
   06/30/98       571,568,792        11.97                                11,970
-----------     -------------       -------                              -------
   09/30/98       403,727,998         8.61                                 8,610
-----------     -------------       -------                              -------
   12/31/98       470,029,904        10.54        0.000                   10,540
-----------     -------------       -------       -----                  -------
   03/31/99       521,729,028        11.89                                11,890
-----------     -------------       -------                              -------
   06/30/99       644,583,528        13.36                                13,360
-----------     -------------       -------                              -------
   09/30/99       715,683,132        13.37                                13,370
-----------     -------------       -------                              -------
   12/31/99     1,088,988,069        18.00        0.000                   18,000
-----------     -------------       -------       -----                  -------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                        Period ended December 31, 1999


One year                            70.8%
---------------------------------   ----
Two years                           32.1%
---------------------------------   ----
Since inception October 1, 1997     29.9%
---------------------------------   ----

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                       B A R O N    A S S E T    F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)




                          Shares                                    Value
-----------------------------------------------------------   ----------------
Common Stocks (98.79%)
---------------------------------------------------------------------------------
                  Business Services (5.69%)
    3,280,000     ChoicePoint, Inc.*#                         $ 135,710,000
    1,749,532     Correctional Management Services
                  Corp.*@                                         8,000,085
      100,000     Lamar Advertising Co. Class A*                  6,056,250
    7,000,000     Robert Half Intl., Inc.*#                     199,937,500
                                                              -------------
                                                                349,703,835
                  Chemical (1.33%)
    2,367,500     OM Group, Inc. #                               81,530,781
                  Communications (15.11%)
    3,500,000     American Mobile Satellite Corp.*#              73,718,750
    5,000,000     American Tower Corp. Class A*                 152,812,500
      254,200     Commonwealth Telephone Ent., Inc.*             13,440,825
    2,215,000     CoreComm, Ltd.*#                              131,515,625
    4,220,001     NTL, Inc.*                                    526,445,125
      636,400     RCN Corp.*                                     30,865,400
                                                              -------------
                                                                928,798,225
                  Education (4.64%)
    5,615,000     Apollo Group, Inc.*                           112,650,938
    5,220,000     DeVry, Inc.*#                                  97,222,500
    2,900,000     Education Management Corp.*#                   40,600,000
      800,000     ITT Educational Services, Inc.*                12,350,000
      800,000     Learning Tree Intl., Inc.*                     22,400,000
                                                              -------------
                                                                285,223,438
                  Energy (1.44%)
    2,361,200     Cross Timbers Oil Co.                          21,398,375
    1,300,000     Seacor Smit, Inc.*#                            67,275,000
                                                              -------------
                                                                 88,673,375
                  Financial (15.21%)
   23,700,000     Charles Schwab Corp.                          909,487,500
    1,680,000     DVI, Inc.*#                                    25,515,000
                                                              -------------
                                                                935,002,500
                  Food & Agriculture (0.15%)
    1,000,000     Aurora Foods, Inc.*                             9,312,500
                  Health Services (2.57%)
      300,000     Counsel Corp.*                                    600,000
    9,850,000     Manor Care, Inc. *#                           157,600,000
                                                              -------------
                                                                158,200,000
                  Hotels and Lodging (4.58%)
    1,493,000     Bristol Hotels & Resorts, Inc.*#                7,558,313
   13,225,300     Choice Hotels Intl., Inc.*#                   226,483,262
      890,000     Four Seasons Hotels, Inc.                      47,392,500
                                                              -------------
                                                                281,434,075
                  Manufacturing (4.19%)
    5,600,000     Flextronics Intl., Ltd.*                      257,600,000



                          Shares                                    Value
-----------------------------------------------------------   ----------------
                  Media and Entertainment (11.38%)
      480,000     Adelphia Communications Corp.
                  Class A*                                    $  31,500,000
      635,000     Citadel Communications Corp.*                  41,195,625
      692,700     Cox Radio, Inc. Class A*                       69,096,825
    2,000,000     Hispanic Broadcasting Corp.*#                 184,437,600
    3,671,252     Saga Communications, Inc. Class A*#            74,342,853
      620,000     Sirius Satellite Radio, Inc.(Formerly CD
                  Radio, Inc.)*                                  27,590,000
    1,240,000     UnitedGlobalCom, Inc. Class A*                 87,575,000
      680,000     Univision Communications, Inc.
                  Class A*                                       69,487,500
    1,450,000     Westwood One, Inc.*                           110,200,000
      111,900     XM Satellite Radio Holdings, Inc.,
                  Class A*                                        4,266,188
                                                              -------------
                                                                699,691,591
                  Printing & Publishing (0.10%)
      355,000     Primedia, Inc.*                                 5,857,500
                  Real Estate and REITs (1.07%)
      350,900     Alexander's, Inc.*#                            27,721,100
      750,000     Spieker Properties, Inc.                       27,328,125
      335,000     Sun Communities, Inc.                          10,782,813
                                                              -------------
                                                                 65,832,038
                  Recreation and Resorts (8.20%)
   10,040,000     AMF Bowling, Inc.*#                            31,375,000
    8,500,000     Mirage Resorts, Inc.*                         130,156,250
    2,900,000     Premier Parks, Inc.*                           83,737,500
      500,000     SFX Entertainment, Inc. Class A*               18,093,750
    3,300,000     Sun Intl. Hotels, Ltd.*#                       63,937,500
    6,066,000     Vail Resorts, Inc.*#                          108,808,875
    4,000,000     Vail Resorts, Inc.*# @                         68,162,400
                                                              -------------
                                                                504,271,275
                  Retail Trade and Restaurants (17.31%)
    3,340,000     Dollar Tree Stores, Inc.*#                    161,781,250
    2,075,000     Ethan Allen Interiors, Inc.#                   66,529,687
   10,200,000     Polo Ralph Lauren Corp. Class A*              174,037,500
    3,370,000     Smart and Final, Inc.*#                        24,432,500
   20,775,000     Sotheby's Holdings, Inc. Class A#             623,250,000
      300,000     Williams-Sonoma, Inc.*                         13,800,000
                                                              -------------
                                                              1,063,830,937
                  Transportation (0.35%)
    2,340,000     Budget Group, Inc. Class A*                    21,206,250
                  Utility Services (3.00%)
    1,100,000     Azurix Corp*                                    9,831,250
    9,000,000     Citizens Utilities Co.*                       127,687,500
    2,450,000     Southern Union Co.*#                           46,856,250
                                                              -------------
                                                                184,375,000

                       B A R O N    A S S E T    F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)


                      Shares                                Value
---------------------------------------------------   ----------------
Common Stocks (continued)
-------------------------------------------------------------------------
                  Wholesale Trade (2.47%)
    5,229,300     Industrie Natuzzi SPA ADR#          $  69,288,225
    2,880,000     Libbey, Inc.#                          82,800,000
                                                      -------------
                                                        152,088,225
                                                      -------------
Total Common Stocks
 (Cost $4,072,561,080)                                6,072,631,545
                                                      -------------

-------------
Preferred Stock (0.18%)
-------------------------------------------------------------------------
Convertible Preferred Stocks (0.12%)
                  Education (0.02%)
       52,632     Apollo International, Inc. S-A
                  CV Pfd.*@                               1,000,008
                  Transportation (0.10%)
      200,000     Budget Group Capital Trust Conv.
                  Pref. +                                 6,100,000
                                                      -------------
Total Convertible Preferred Stocks                        7,100,008
Nonconvertible Preferred (0.06%)
                  Health Services
        2,557     Chesapeake Healthcare Corp.* @          4,000,196
                                                      -------------
Total Preferred Stocks
 (Cost $15,000,008)                                      11,100,204
                                                      -------------

-------------
Warrants (0.03%)
-------------------------------------------------------------------------
                  Communications
       50,000     CoreComm, Ltd. Warrants Exp
                  05/26/2002*@# (Cost $1,473,750)         1,968,750
                                                      -------------

                                 Principal Amount                                           Value
-----------------------------------------------------------------------------------   ----------------
Corporate Bonds (0.78%)
---------------------------------------------------------------------------------------------------------
                                              Communications
$ 21,500,000                                  American Mobile Satellite Corp. 6.0%
                                              Jr. Sub. Secured Exch. Note due
                                              09/30/2006 @ (Cost $21,500,000)         $   47,624,543
                                                                                      --------------
Total Investments (99.78%)
   (Cost $4,110,534,838**)                                                             6,133,325,042
Cash and Other Assets
  Less Liabilities (0.22%)                                                                13,454,348
                                                                                      --------------
Net Assets (Equivalent to $58.77 per share
  based on 104,591,272 shares of beneficial
  interest outstanding)                                                               $6,146,779,390
                                                                                      ==============


----------------------
% Represents percentage of net assets
+ Rule 144A securities
@ Restricted securities
# Issuers deemed to be "affiliated"
* Non-income producing securities
** For Federal income tax purposes the cost basis is $4,108,827,710. Aggregate unrealized appreciation and depreciation of investments are $2,776,946,716 and $752,449,384, respectively.

                      B A R O N    G R O W T H    F U N D

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)

                          Shares                                    Value
-----------------------------------------------------------   ----------------
Common Stocks (92.75%)
---------------------------------------------------------------------------------
                  Business Services (4.67%)
      350,000     ChoicePoint, Inc.*                          $14,481,250
       20,000     Corporate Executive Board Co.*                1,117,500
       60,000     Iron Mountain, Inc.*                          2,358,750
       65,000     Kronos, Inc.*                                 3,900,000
        4,500     McAfee.com Corp. Class A*                       202,500
        3,400     OpenTV Corp.*                                   272,850
      220,000     Robert Half Intl., Inc.*                      6,283,750
        9,000     Z-Tel Technologies, Inc.*                       363,375
                                                              -----------
                                                               28,979,975
                  Chemical (1.30%)
      235,000     OM Group, Inc.                                8,092,813
                  Communications (19.92%)
      150,000     Allied Riser Communications Corp.*            3,103,125
      430,000     American Mobile Satellite Corp.*              9,056,875
       20,000     Classic Communications, Inc. Class A*           731,250
      340,000     CoreComm, Ltd.*                              20,187,500
       27,000     El Sitio, Inc.*                                 992,250
      560,000     Electric Lightwave, Inc. Class A*            10,500,000
      350,000     NTL, Inc.*                                   43,662,500
      250,000     Rural Cellular Corp. Class A*                22,625,000
       20,000     Time Warner Telecom, Inc. Class A*              998,750
      195,000     Wink Communications, Inc.*                   11,712,187
                                                              -----------
                                                              123,569,437
                  Comsumer Services (0.23%)
       40,000     Expedia, Inc., Class A*                       1,400,000
                  Education (3.50%)
      270,000     DeVry, Inc.*                                  5,028,750
    1,000,000     Education Management Corp.*                  14,000,000
      175,000     ITT Educational Services, Inc.*               2,701,563
                                                              -----------
                                                               21,730,313
                  Energy (0.93%)
      180,000     Cross Timbers Oil Co.                         1,631,250
       80,000     Seacor Smit, Inc.*                            4,140,000
                                                              -----------
                                                                5,771,250
                  Financial (9.08%)
       93,333     Bingham Financial Services Corp.*@              797,997
      500,000     BlackRock, Inc. Class A*                      8,593,750
      800,000     Charles Schwab Corp.                         30,700,000
      280,000     DVI, Inc.*                                    4,252,500
      299,000     Gabelli Asset Management, Inc. Class A*       4,858,750
      398,600     Medallion Financial Corp.                     7,149,887
                                                              -----------
                                                               56,352,884
                  Food & Agriculture (0.90%)
      600,000     Aurora Foods, Inc.*                           5,587,500
                  Health Services (0.39%)
      150,000     Manor Care, Inc.*                             2,400,000



                          Shares                                    Value
-----------------------------------------------------------   ----------------
                  Hotels and Lodging (7.39%)
      218,800     Bristol Hotels & Resorts, Inc.*             $ 1,107,675
    2,056,000     Choice Hotels Intl., Inc.*                   35,209,000
      550,000     Extended Stay America, Inc.*                  4,193,750
      100,000     Four Seasons Hotels, Inc.                     5,325,000
                                                              -----------
                                                               45,835,425
                  Manufacturing (2.97%)
      400,000     Flextronics Intl., Ltd.*                     18,400,000
                  Media and Entertainment (18.28%)
      160,000     Citadel Communications Corp.*                10,380,000
       80,000     Entercom Communications Corp.*                5,280,000
       70,000     Hispanic Broadcasting Corp.*                  6,455,316
      125,000     Insight Communications Co., Inc.
                  Class A*                                      3,703,125
      200,000     Radio One, Inc. Class A*                     18,400,000
      429,687     Saga Communications, Inc. Class A*            8,701,162
      200,000     Sirius Satellite Radio, Inc.(Formerly CD
                  Radio, Inc.)*                                 8,900,000
       40,000     UnitedGlobalCom, Inc. Class A*                2,825,000
      140,000     Westwood One, Inc.*                          10,640,000
    1,000,000     XM Satellite Radio Holdings, Inc.,
                  Class A*                                     38,125,000
                                                              -----------
                                                              113,409,603
                  Printing & Publishing (0.67%)
       85,000     Getty Images, Inc.*                           4,154,375
                  Real Estate and REITs (3.42%)
       58,600     Alexander's, Inc.*                            4,629,400
      140,000     Kimco Realty Corp.                            4,742,500
      109,999     Post Properties, Inc.                         4,207,462
      300,000     Prison Realty Trust, Inc.                     1,518,750
      190,000     Sun Communities, Inc.                         6,115,625
                                                              -----------
                                                               21,213,737
                  Recreation and Resorts (5.25%)
      120,000     American Classic Voyages Co.*                 4,200,000
       50,000     Intrawest Corp.                                 865,625
      225,000     Steiner Leisure, Ltd.*                        3,754,688
      792,200     Sun Intl. Hotels, Ltd.*                      15,348,875
      410,000     The Sports Club Co.*                          1,588,750
      235,000     Vail Resorts, Inc. Class A*                   4,215,312
      150,000     World Wrestling Federation Entertain-
                  ment, Inc. Class A*                           2,587,500
                                                              -----------
                                                               32,560,750
                  Retail Trade and Restaurants (7.70%)
      250,000     Collectors Universe, Inc.*                    1,562,500
      240,000     Dollar Tree Stores, Inc.*                    11,625,000
      450,000     Ethan Allen Interiors, Inc.                  14,428,125
      707,781     Smart and Final, Inc.*                        5,131,412
      360,000     Sotheby's Holdings, Inc. Class A             10,800,000
      260,000     The Yankee Candle Co., Inc.*                  4,241,250
                                                              -----------
                                                               47,788,287
                  Utility Services (4.27%)
      500,000     Azurix Corp.*                                 4,468,750
    1,150,000     Southern Union Co.*                          21,993,750
                                                              -----------
                                                               26,462,500

                      B A R O N    G R O W T H    F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)


                        Shares                                Value
------------------------------------------------------   --------------
Common Stocks (continued)
--------------------------------------------------------------------------
                   Wholesale Trade (1.88%)
      610,000      Industrie Natuzzi SPA ADR             $ 8,082,500
      125,000      Libbey, Inc.                            3,593,750
                                                         -----------
                                                          11,676,250
                                                         -----------
Total Common Stocks
 (Cost $351,141,777)                                     575,385,099
                                                         -----------

-------------
Warrants (0.79%)
--------------------------------------------------------------------------
                   Communications
      125,000      CoreComm, Ltd. Warrants Exp
                   05/26/2002*@ (Cost $3,684,375)          4,921,875
                                                         -----------
Principal Amount
--------------------------------------------------------------------------
Corporate Bonds (1.26%)
--------------------------------------------------------------------------
                   Communications
$   5,000,000      CoreComm Ltd 6.00% Conv. Sub. Deb.
                   due 10/01/2006+ (Cost $5,000,000)       7,797,000
                                                         -----------


                                   Principal Amount                                            Value
---------------------------------------------------------------------------------------   --------------
Short Term Money Market Instruments (4.66%)
-----------------------------------------------------------------------------------------------------------
$ 28,939,999                                  Associates First Capital Corp. 3.70% due
                                              01/03/2000 (Cost $28,939,999)               $ 28,939,999
                                                                                          ------------
Total Investments (99.46%)
   (Cost $388,766,151**)                                                                   617,043,973
Cash and Other Assets
   Less Liabilities (0.54%)                                                                  3,344,072
                                                                                          ------------
Net Assets (Equivalent to $33.68 per
   share based on 18,421,677 shares of
   beneficial interest outstanding)                                                       $620,388,045
                                                                                          ============

----------------------
% Represents percentage of net assets
+ Rule 144A securities
@ Restricted securities
* Non-income producing securities
** For Federal income tax purposes the cost basis is $388,292,761. Aggregate unrealized appreciation and depreciation of investments are $258,508,532 and $29,757,320, respectively.

                    B A R O N   S M A L L   C A P   F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
December 31, 1999 (Unaudited)




                            Shares                                     Value
--------------------------------------------------------------   ----------------
Common Stocks (88.23%)
----------------------------------------------------------------------------------
                  Business Services (13.96%)
   1,000,000      Caribiner Intl., Inc.*                         $    3,625,000
     487,000      ChoicePoint, Inc.*                                 20,149,625
     392,500      Corporate Executive Board Co.*                     21,930,938
     805,000      Heidrick & Struggles Int'l., Inc.*                 34,011,250
     712,500      Iron Mountain, Inc.*                               28,010,156
     300,000      Lamar Advertising Co. Class A*                     18,168,750
     500,000      Strategic Distribution, Inc.*                         718,750
     800,000      Todd-AO Corp. Class A                              24,400,000
      25,000      Z-Tel Technologies, Inc.*                           1,009,375
                                                                 --------------
                                                                    152,023,844
                  Communications (16.58%)
     250,000      ACTV, Inc.*                                        11,421,875
     150,000      Adelphia Business Solutions, Inc. Class A*          7,200,000
     325,000      Allied Riser Communications Corp.*                  6,723,437
      50,000      Centennial Cellular Corp.*                          4,143,750
     350,000      Commnet Cellular, Inc.*                            11,243,750
     450,000      Commonwealth Telephone Ent., Inc.*                 23,793,750
     675,000      CoreComm, Ltd.*                                    40,078,125
      27,000      El Sitio, Inc.*                                       992,250
     500,000      Electric Lightwave, Inc. Class A*                   9,375,000
     250,000      High Speed Access Corp.*                            4,406,250
     100,000      Pinnacle Holdings, Inc.*                            4,237,500
     525,000      Rural Cellular Corp. Class A*                      47,512,500
     500,000      SBA Communications Corp.*                           9,375,000
                                                                 --------------
                                                                    180,503,187
                  Consumer Products (0.41%)
     350,000      Equity Marketing, Inc.*#                            4,506,250
                  Consumer Services (1.43%)
     725,000      Central Parking Corp.                              13,865,625
      50,000      Expedia, Inc. Class A*                              1,750,000
                                                                 --------------
                                                                     15,615,625
                  Education (3.52%)
   1,000,000      Career Education Corp.*#                           38,375,000
                  Environmental (2.45%)
     875,000      Casella Waste Systems, Inc. Class A*               16,515,625
   1,111,700      IT Group, Inc.*                                    10,213,744
                                                                 --------------
                                                                     26,729,369
                  Financial (0.45%)
     299,000      Gabelli Asset Management, Inc. Class A*             4,858,750
                  Health Services (1.31%)
     750,000      Province Healthcare Co.*                           14,250,000
                  Hotels and Lodging (2.57%)
     525,000      Four Seasons Hotels, Inc.                          27,956,250
                  Industrial Services (1.02%)
     650,000      United Rentals, Inc.*                              11,131,250
                  Manufacturing (0.08%)
     170,000      AVTEAM, Inc. Class A*                                 913,750
                  Media and Entertainment (23.13%)
     350,000      Entercom Communications Corp.*                     23,100,000
     575,000      Radio One, Inc. Class A*                           52,900,000
     125,000      Spanish Broadcasting System, Inc. Class A*          5,031,250
   1,800,000      UnitedGlobalCom, Inc. Class A*                    127,125,000
     575,000      Westwood One, Inc.*                                43,700,000
                                                                 --------------
                                                                    251,856,250
                  Printing & Publishing (5.44%)
     437,500      Getty Images, Inc.*                                21,382,813
     200,000      Loislaw.com, Inc.*                                  7,825,000
   1,250,000      Penton Media, Inc.                                 30,000,000
                                                                 --------------
                                                                     59,207,813


                            Shares                                     Value
--------------------------------------------------------------   ----------------
                  Real Estate and REITs (0.50%)
     125,000      Pierce Leahy Corp.*                            $    5,406,250
                  Recreation and Resorts (8.13%)
     250,000      Intrawest Corp.                                     4,328,125
   1,000,000      Loews Cineplex Entertainment Corp.*                 5,875,000
   1,000,000      Premier Parks, Inc.*                               28,875,000
     750,000      SFX Entertainment, Inc. Class A*                   27,140,625
     450,000      Sun Intl. Hotels, Ltd.*                             8,718,750
     850,000      The Sports Club Co.*                                3,293,750
     600,000      World Wrestling Federation
                  Entertainment, Inc. Class A*                       10,350,000
                                                                 --------------
                                                                     88,581,250
                  Retail Trade and Restaurants (6.35%)
     300,000      Fatbrain.com, Inc.*                                 7,518,750
     650,000      Kenneth Cole Productions, Inc. Class A*            29,737,500
     375,000      Morton's Restaurant Group, Inc.*#                   5,812,500
     300,000      Williams-Sonoma, Inc.*                             13,800,000
     750,000      The Yankee Candle Co., Inc.*                       12,234,375
                                                                 --------------
                                                                     69,103,125
                  Utility Services (0.90%)
   1,000,000      El Paso Electric Co.*                               9,812,500
                                                                 --------------
Total Common Stocks                                                 960,830,463
  (Cost $540,521,370)

------------                                                     --------------
Warrants (0.18%)
----------------------------------------------------------------------------------
                  Communications
      50,000      CoreComm, Ltd. Warrants Exp
                  05/26/2002* @ (Cost $1,473,750)                     1,968,750
                                                                 --------------
Principal Amount
----------------------------------------------------------------------------------
Corporate Bonds (0.88%)
----------------------------------------------------------------------------------
                  Communications (0.72%)
$  5,000,000      CoreComm, Ltd. 6.00%
                  Conv. Sub. Deb. due 10/01/2006+                     7,797,000
                  Health Services (0.16%)
   3,250,000      U.S. Diagnostic, Inc. 9.00%
                  Conv. Sub. Deb. due 03/31/2003                      1,787,500
                                                                 --------------
Total Corporate Bonds                                                 9,584,500
  (Cost $7,520,000)

------------                                                     --------------
Short Term Money Market Instruments (10.51%)
----------------------------------------------------------------------------------
$114,439,999      Associates First Capital Corp. 3.70%
                  due 01/03/2000 (Cost $114,439,999)                114,439,999
                                                                 --------------
Total Investments (99.80%)
   (Cost $663,955,119**)
                                                                  1,086,823,712
Cash and Other Assets
   Less Liabilities (0.20%)
                                                                      2,164,357
                                                                 --------------
Net Assets (Equivalent to $18.00 per
  share based on 60,514,760 shares of
  beneficial interest outstanding)
                                                                 $1,088,988,069
                                                                 ==============

% Represents percentage of net assets
@ Restricted security
+ Rule 144A securities
# Issuers that may be deemed to be "affiliated"
* Non-income producing securities
** For Federal income tax purposes the cost basis is $667,648,186. Aggregate unrealized appreciation and depreciation of investments are $465,536,414 and $46,360,888, respectively.

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